REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
CMFG Life Insurance Company and
Policyholders of CMFG Variable Life Insurance Account

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the subaccounts of CMFG Variable Life Insurance Account (the “Account”) listed in Appendix A, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, the financial highlights for each of the periods presented in Appendix A, and the related notes. In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts comprising the Account as of December 31, 2020, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented in Appendix A, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of all securities owned as of December 31, 2020, by correspondence with the Account’s fund managers. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 26, 2021

We have served as the auditor of CMFG Variable Life Insurance Account since 2004.

Appendix A

CMFG Variable Life Insurance Account

Subaccount	Statement of Assets and Liabilities As of	Statement of Operations For The	Statement Of Changes in Net Assets For the	Financial Highlights For The
Templeton Developing Markets VIP Fund, Class 2, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

MFS® Strategic Income Portfolio, Initial Class, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Invesco Oppenheimer V.I. Global Strategic Income Fund, Non- Service Shares, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

T. Rowe Price International Stock Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Ultra Series Aggressive Allocation Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Ultra Series Core Bond Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Ultra Series Conservative Allocation Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Ultra Series Diversified Income Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Ultra Series High Income Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Ultra Series International Stock Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Ultra Series Large Cap Growth Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Ultra Series Large Cap Value Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Ultra Series Mid Cap Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Ultra Series Moderate Allocation Fund, Class I, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Five Years Ended December 31, 2020

Vanguard VIF Money Market Portfolio, Subaccount	December 31, 2020	Year Ended December 31, 2020	Two Years Ended December 31, 2020	Four Years Ended December 31, 2020 and Period from February 12, 2016* to December 31, 2016

*Date represents commencement of operations

CMFG Variable Life Insurance Account
Statements of Assets and Liabilities
As of December 31, 2020

	Templeton Developing Markets VIP Fund, Class 2, Subaccount	MFS® Strategic Income Portfolio, Initial Class, Subaccount	Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	T. Rowe Price International Stock Portfolio, Subaccount
Assets
Investments in mutual funds at fair value	$13,324	$220,424	$8,088	$6,740,540
Total assets	13,324	220,424	8,088	6,740,540
Liabilities	-	-	-	-
Net assets	$13,324	$220,424	$8,088	$6,740,540

Net assets
Net assets: type 1	$-	$220,254	$-	$6,654,879
Net assets: type 2	13,324	170	8,088	85,661
Total net assets	$13,324	$220,424	$8,088	$6,740,540
Number of shares outstanding	1,145	20,973	1,671	394,645
Net asset value per share	$11.64	$10.51	$4.84	$17.08
Cost of mutual fund shares	$8,560	$209,399	$8,952	$5,667,467

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount
Assets
Investments in mutual funds at fair value	$1,246,440	$5,191,377	$203,508	$56,438,848
Total assets	1,246,440	5,191,377	203,508	56,438,848
Liabilities	-	-	-	-
Net assets	$1,246,440	$5,191,377	$203,508	$56,438,848

Net assets
Net assets: type 1	$-	$3,399,963	$-	$48,342,137
Net assets: type 2	1,246,440	1,791,414	203,508	8,096,711
Total net assets	$1,246,440	$5,191,377	$203,508	$56,438,848
Number of shares outstanding	142,296	504,120	19,698	2,898,030
Net asset value per share	$8.76	$10.30	$10.33	$19.47
Cost of mutual fund shares	$1,332,499	$5,144,971	$199,657	$51,560,521

See accompanying notes to financial statements

CMFG Variable Life Insurance Account
Statements of Assets and Liabilities (continued)
As of December 31, 2020

	Ultra Series High Income Fund, Class I, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class I, Subaccount
Assets
Investments in mutual funds at fair value	$858,072	$2,712,161	$49,855,571	$65,515,673
Total assets	858,072	2,712,161	49,855,571	65,515,673
Liabilities	-	-	-	-
Net assets	$858,072	$2,712,161	$49,855,571	$65,515,673

Net assets
Net assets: type 1	$-	$-	$39,209,873	$57,451,839
Net assets: type 2	858,072	2,712,161	10,645,698	8,063,834
Total net assets	$858,072	$2,712,161	$49,855,571	$65,515,673
Number of shares outstanding	104,121	214,139	2,361,905	2,806,904
Net asset value per share	$8.24	$12.67	$21.11	$23.34
Cost of mutual fund shares	$947,540	$2,353,059	$48,829,443	$73,395,243

	Ultra Series Mid Cap Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Vanguard VIF Money Market Portfolio, Subaccount
Assets
Investments in mutual funds at fair value	$24,273,105	$2,375,559	$1,498,375
Total assets	24,273,105	2,375,559	1,498,375
Liabilities	-	-	-
Net assets	$24,273,105	$2,375,559	$1,498,375

Net assets
Net assets: type 1	$12,423,302	$-	$728,113
Net assets: type 2	11,849,803	2,375,559	770,262
Total net assets	$24,273,105	$2,375,559	$1,498,375
Number of shares outstanding	1,350,832	235,533	1,498,375
Net asset value per share	$17.97	$10.09	$1.00
Cost of mutual fund shares	$22,105,700	$2,407,034	$1,498,375

See accompanying notes to financial statements

CMFG Variable Life Insurance Account
Statements of Operations
For the Year Ended December 31, 2020

	Templeton Developing Markets VIP Fund, Class 2, Subaccount	MFS® Strategic Income Portfolio, Initial Class, Subaccount	Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	T. Rowe Price International Stock Portfolio, Subaccount
Investment income (loss)
Dividend income	$454	$8,170	$451	$33,988
Mortality and expense charges (note 3)	(99)	(1,979)	(70)	(53,803)
Net investment income (loss)	355	6,191	381	(19,815)
Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	105	355	(75)	46,030
Realized gain distributions	285	-	-	264,349
Net realized gain (loss) on investments	390	355	(75)	310,379
Net change in unrealized appreciation (depreciation) on investments	1,084	10,961	(137)	501,561
Net increase (decrease) in net assets resulting from operations	$1,829	$17,507	$169	$792,125

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount
Investment income (loss)
Dividend income	$16,149	$136,951	$4,142	$1,154,105
Mortality and expense charges (note 3)	(10,303)	(48,181)	(1,880)	(478,947)
Net investment income (loss)	5,846	88,770	2,262	675,158
Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	(1,209)	13,296	2,300	166,679
Realized gain distributions	140,383	93,294	9,697	1,877,427
Net realized gain (loss) on investments	139,174	106,590	11,997	2,044,106
Net change in unrealized appreciation (depreciation) on investments	(37,558)	216,947	2,875	750,785
Net increase (decrease) in net assets resulting from operations	$107,462	$412,307	$17,134	$3,470,049

See accompanying notes to financial statements

CMFG Variable Life Insurance Account
Statements of Operations (continued)
For the Year Ended December 31, 2020

	Ultra Series High Income Fund, Class I, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class I, Subaccount
Investment income (loss)
Dividend income	$41,669	$24,096	$200,017	$1,066,270
Mortality and expense charges (note 3)	(7,488)	(21,350)	(404,681)	(571,723)
Net investment income (loss)	34,181	2,746	(204,664)	494,547
Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	(11,140)	444	(121,485)	(1,186,137)
Realized gain distributions	-	-	3,738,079	866,572
Net realized gain (loss) on investments	(11,140)	444	3,616,594	(319,565)
Net change in unrealized appreciation (depreciation) on investments	16,509	185,212	2,356,878	(4,167,714)
Net increase (decrease) in net assets resulting from operations	$39,550	$188,402	$5,768,808	$(3,992,732)

	Ultra Series Mid Cap Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Vanguard VIF Money Market Portfolio, Subaccount
Investment income (loss)
Dividend income	$-	$35,842	$7,887
Mortality and expense charges (note 3)	(194,903)	(20,187)	(13,669)
Net investment income (loss)	(194,903)	15,655	(5,782)
Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	76,430	7,727	-
Realized gain distributions	2,572,582	228,679	-
Net realized gain (loss) on investments	2,649,012	236,406	-
Net change in unrealized appreciation (depreciation) on investments	(576,973)	(48,952)	-
Net increase (decrease) in net assets resulting from operations	$1,877,136	$203,109	$(5,782)

See accompanying notes to financial statements

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets
For the Years Ended December 31,

	Templeton Developing Markets VIP Fund, Class 2, Subaccount		MFSR Strategic Income Portfolio, Initial Class, Subaccount
	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$355	$10	$6,191	$5,845
Net realized gain (loss) on investments	390	107	355	(260)
Net change in unrealized appreciation (depreciation) on investments	1,084	2,332	10,961	16,852
Net increase (decrease) in net assets resulting from operations	1,829	2,449	17,507	22,437
Contract transactions
Payments received from contract owners	-	-	-	-
Transfers between subaccounts (including fixed accounts), net	(18)	2	26	(42)
Payment for contract benefits and terminations	-	(62)	(2,659)	(1)
Contract charges and fees	(326)	(310)	(17,731)	(15,798)
Net increase (decrease) in net assets from contract transactions	(344)	(370)	(20,364)	(15,841)
Total increase (decrease) in net assets	1,485	2,079	(2,857)	6,596
Net assets
Beginning of period	11,839	9,760	223,281	216,685
End of period	$13,324	$11,839	$220,424	$223,281

	Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount		T. Rowe Price International Stock Portfolio, Subaccount
	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$381	$234	$(19,815)	$89,457
Net realized gain (loss) on investments	(75)	(57)	310,379	280,999
Net change in unrealized appreciation (depreciation) on investments	(137)	587	501,561	1,030,217
Net increase (decrease) in net assets resulting from operations	169	764	792,125	1,400,673
Contract transactions
Payments received from contract owners	-	-	350,447	358,624
Transfers between subaccounts (including
fixed accounts), net	7	30	(150,613)	(89,403)
Payment for contract benefits and terminations	(43)	(90)	(320,690)	(292,047)
Contract charges and fees	(345)	(347)	(374,449)	(374,018)
Net increase (decrease) in net assets from contract transactions	(381)	(407)	(495,305)	(396,844)
Total increase (decrease) in net assets	(212)	357	296,820	1,003,829
Net assets
Beginning of period	8,300	7,943	6,443,720	5,439,891
End of period	$8,088	$8,300	$6,740,540	$6,443,720

See accompanying notes to financial statements

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount		Ultra Series Core Bond Fund, Class I, Subaccount
	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$5,846	$8,213	$88,770	$99,430
Net realized gain (loss) on investments	139,174	24,637	106,590	(21,059)
Net change in unrealized appreciation (depreciation) on investments
	(37,558)	156,617	216,947	320,210
Net increase (decrease) in net assets resulting from operations
	107,462	189,467	412,307	398,581
Contract transactions
Payments received from contract owners	67,987	74,833	275,294	295,082
Transfers between subaccounts (including fixed accounts), net	1,322	(35,597)	(103,835)	41,000
Payment for contract benefits and terminations	(47,471)	(97,471)	(491,861)	(551,150)
Contract charges and fees	(25,482)	(35,234)	(320,008)	(338,303)
Net increase (decrease) in net assets from contract transactions	(3,644)	(93,469)	(640,410)	(553,371)
Total increase (decrease) in net assets	103,818	95,998	(228,103)	(154,790)
Net assets
Beginning of period	1,142,622	1,046,624	5,419,480	5,574,270
End of period	$1,246,440	$1,142,622	$5,191,377	$5,419,480

	Ultra Series Conservative Allocation Fund, Class I, Subaccount		Ultra Series Diversified Income Fund, Class I, Subaccount
	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$2,262	$2,224	$675,158	$609,175
Net realized gain (loss) on investments	11,997	1,811	2,044,106	3,497,272
Net change in unrealized appreciation (depreciation) on investments	2,875	17,269	750,785	5,116,450
Net increase (decrease) in net assets resulting from operations	17,134	21,304	3,470,049	9,222,897
Contract transactions
Payments received from contract owners	4,943	8,506	2,362,918	2,478,730
Transfers between subaccounts (including
fixed accounts), net	18,208	71,400	(131,166)	(52,873)
Payment for contract benefits and terminations	(39,938)	(13,773)	(2,691,177)	(2,816,850)
Contract charges and fees	(15,510)	(13,880)	(3,019,941)	(3,142,147)
Net increase (decrease) in net assets from contract transactions	(32,297)	52,253	(3,479,366)	(3,533,140)
Total increase (decrease) in net assets	(15,163)	73,557	(9,317)	5,689,757
Net assets
Beginning of period	218,671	145,114	56,448,165	50,758,408
End of period	$203,508	$218,671	$56,438,848	$56,448,165

See accompanying notes to financial statements

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series High Income Fund, Class I, Subaccount		Ultra Series International Stock Fund, Class I, Subaccount
	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$34,181	$34,881	$2,746	$21,817
Net realized gain (loss) on investments	(11,140)	(11,647)	444	1,892
Net change in unrealized appreciation (depreciation) on investments	16,509	40,218	185,212	411,301
Net increase (decrease) in net assets resulting from operations	39,550	63,452	188,402	435,010
Contract transactions
Payments received from contract owners	33,402	32,358	129,279	149,058
Transfers between subaccounts (including fixed accounts), net	(17,101)	18,278	(25,305)	57,806
Payment for contract benefits and terminations	(30,481)	(82,403)	(82,209)	(180,827)
Contract charges and fees	(32,461)	(33,069)	(87,953)	(104,491)
Net increase (decrease) in net assets from contract transactions	(46,641)	(64,836)	(66,188)	(78,454)
Total increase (decrease) in net assets	(7,091)	(1,384)	122,214	356,556
Net assets
Beginning of period	865,163	866,547	2,589,947	2,233,391
End of period	$858,072	$865,163	$2,712,161	$2,589,947

	Ultra Series Large Cap Growth Fund, Class I, Subaccount		Ultra Series Large Cap Value Fund, Class I, Subaccount
	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$(204,664)	$(139,218)	$494,547	$380,241
Net realized gain (loss) on investments	3,616,594	4,635,297	(319,565)	4,667,782
Net change in unrealized appreciation (depreciation) on investments	2,356,878	6,865,225	(4,167,714)	9,779,023
Net increase (decrease) in net assets resulting from operations	5,768,808	11,361,304	(3,992,732)	14,827,046
Contract transactions
Payments received from contract owners	1,692,671	1,743,643	3,123,488	3,314,627
Transfers between subaccounts (including fixed accounts), net	(1,163,722)	(322,522)	(865,873)	(143,124)
Payment for contract benefits and terminations	(1,943,809)	(2,361,430)	(3,697,471)	(3,337,274)
Contract charges and fees	(1,922,353)	(1,890,671)	(3,667,842)	(3,754,750)
Net increase (decrease) in net assets from contract transactions	(3,337,213)	(2,830,980)	(5,107,698)	(3,920,521)
Total increase (decrease) in net assets	2,431,595	8,530,324	(9,100,430)	10,906,525
Net assets
Beginning of period	47,423,976	38,893,652	74,616,103	63,709,578
End of period	$49,855,571	$47,423,976	$65,515,673	$74,616,103

See accompanying notes to financial statements

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series Mid Cap Fund, Class I, Subaccount		Ultra Series Moderate Allocation Fund, Class I, Subaccount
	2020	2019	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$(194,903)	$(200,419)	$15,655	$28,805
Net realized gain (loss) on investments	2,649,012	2,616,583	236,406	33,556
Net change in unrealized appreciation (depreciation) on investments	(576,973)	3,761,415	(48,952)	244,172
Net increase (decrease) in net assets resulting from operations	1,877,136	6,177,579	203,109	306,533
Contract transactions
Payments received from contract owners	871,088	1,017,285	92,270	104,312
Transfers between subaccounts (including fixed accounts), net	(254,687)	(372,103)	46,013	(58,005)
Payment for contract benefits and terminations	(976,697)	(1,376,731)	(134,803)	(10,018)
Contract charges and fees	(904,317)	(1,052,770)	(89,111)	(89,174)
Net increase (decrease) in net assets from contract transactions	(1,264,613)	(1,784,319)	(85,631)	(52,885)
Total increase (decrease) in net assets	612,523	4,393,260	117,478	253,648
Net assets
Beginning of period	23,660,582	19,267,322	2,258,081	2,004,433
End of period	$24,273,105	$23,660,582	$2,375,559	$2,258,081

	Vanguard VIF Money Market Portfolio, Subaccount
	2020	2019
Increase (decrease) in net assets from operations
Net investment income (loss)	$(5,782)	$22,256
Net realized gain (loss) on investments	-	-
Net change in unrealized appreciation (depreciation) on investments	-	-
Net increase (decrease) in net assets resulting from operations	(5,782)	22,256
Contract transactions
Payments received from contract owners	212,955	453,697
Transfers between subaccounts (including fixed accounts), net	78,592	63,058
Payment for contract benefits and terminations	(146,081)	(660,502)
Contract charges and fees	(197,341)	(207,152)
Net increase (decrease) in net assets from contract transactions	(51,875)	(350,899)
Total increase (decrease) in net assets	(57,657)	(328,643)
Net assets
Beginning of period	1,556,032	1,884,675
End of period	$1,498,375	$1,556,032

See accompanying notes to financial statements

CMFG Variable Life Insurance Account

Notes to Financial Statements

(1)	Organization

The CMFG Variable Life Insurance Account (“the Account”) was established as a separate account of CMFG Life Insurance Company (“the Company”). The Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”), as amended.

The Account was established to receive and invest net premiums paid by the policyholders to the Company under two flexible premium variable life insurance contract types issued by the Company: MEMBERS® Variable Universal Life and UltraVers ALL-LifeSM (type 1) and MEMBERS® Variable Universal Life II (type 2) (“contracts”).

The Account is divided into a number of subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each subaccount invests solely in a corresponding portfolio of one of the following funds, each an open-end investment management company registered with the SEC.

Franklin Templeton Variable Insurance Products Trust	Ultra Series Fund
Templeton Developing Markets VIP Fund (1)	Aggressive Allocation Fund (1)
MFS® Variable Insurance Trust II	Core Bond Fund
MFS® Strategic Income Portfolio	Conservative Allocation Fund (1)
Invesco Oppenheimer Variable Insurance Funds Invesco Oppenheimer V.I. Global Strategic Income Fund(1)	Diversified Income Fund High Income Fund (1) International Stock Fund (1)
T. Rowe Price International Series, Inc. T. Rowe Price International Stock Portfolio	Large Cap Growth Fund Large Cap Value Fund

(1) This subaccount is only available in the MEMBERS® Variable Universal Life II (type 2) product.	Mid Cap Fund Moderate Allocation Fund (1)
Vanguard Variable Insurance Fund
Vanguard VIF Money Market Portfolio

The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company. The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus disease (“COVID-19”) as a pandemic, which continues to spread throughout the U.S. COVID-19 is having an unprecedented impact on the U.S economy as federal, state, and local governments react to this public health crisis.

The impacts of the current COVID-19 pandemic are broad reaching, and there is uncertainty surrounding the potential impact on the value of funds in the Account. These potential impacts will largely depend on future developments that cannot be accurately predicted, including the duration and severity of the pandemic, government actions, and the length of time until the economy recovers.

(2)	Significant Accounting Policies

Basis of Presentation

The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services-Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

CMFG Variable Life Insurance Account
Notes to Financial Statements

(2)	Significant Accounting Policies (continued)

Investment Valuation

Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

The operations of the Account are included in the consolidated federal income tax return of CUNA Mutual Holding Company (“CMHC”), the Company’s ultimate parent, and its subsidiaries. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). The Account’s activities are included in the Company’s taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the contract owner’s account. Accordingly, no provision for income tax is currently recorded. If such taxes are incurred by the Company in the future, a tax provision may be recorded.

(3)	Fees and Charges

Contract Charges

In addition to charges for premium taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each contract and are included in contract charges and fees in the accompanying Statements of Changes in Net Assets of the applicable subaccount:

Administrative Fee: The Company has primary responsibility for the administration of the Account and the contracts issued. As reimbursement for these expenses, the Company may assess each contract a monthly administrative fee which is processed through redemption of units. This fee on an annual basis is $0.45 per $1,000 of the amount specified in the contract for the first ten contract years. This fee is not assessed after ten contract years.

Surrender Charges: For the type 1 product, the sales and administrative expenses are incurred when a contract is issued and are deferred (deferred charges) until the contract is surrendered. Such charges are not collected at all if the contract is held for nine years, or if the insured dies during the first ten years. For the type 2 product, in the event a contract owner surrenders a contract prior to nine years, the contract owner is assessed and the Company records a contractual surrender charge to compensate the Company for certain sales and administrative expenses. There are no surrender charges assessed after nine years.

All outstanding contracts are passed the nine year surrender charge period.

Contract Fee: The Company incurs first-year expenses upon issue of a contract, and assesses for each contract a monthly contract fee in the amount of $6 ($3 for issue ages 0-19 for the type 1 product only) to recover these expenses.

Cost of Insurance and Additional Benefits Provided: The Company is responsible for providing the insurance benefits stated in the contract. The cost of insurance is determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option selected by the contract owner, the benefit amount specified in the contract, and the cash value, all as described in the Account’s prospectus. Several riders are available on the contracts that provide additional benefits, including children’s insurance, guaranteed insurability, accidental death benefit, other insured term rider, and disability waiver of deductions or premium which can also impact the cost of insurance.

CMFG Variable Life Insurance Account
Notes to Financial Statements

(3)	Fees and Charges (continued)

Account Charges

Mortality and Expense Risk Charge: The Company deducts a daily mortality and expense risk charge from the assets of the Subaccount to compensate it for assuming certain mortality and expense risks at an annual rate of 0.90%. These charges are included in mortality and expense charges in the accompanying Statement of Operations of the applicable subaccount.

(4)	Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.
●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.
●	Level 3: One or more significant inputs are unobservable and reflect the Account’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The hierarchy requires the use of market observable information when available for assessing fair value.

CMFG Variable Life Insurance Account
Notes to Financial Statements

(4)	Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2020. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2020 Assets, at Fair Value	Total
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$13,324
MFS® Strategic Income Portfolio, Initial Class, Subaccount	220,424
Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	8,088
T. Rowe Price International Stock Portfolio, Subaccount	6,740,540
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,246,440
Ultra Series Core Bond Fund, Class I, Subaccount	5,191,377
Ultra Series Conservative Allocation Fund, Class I, Subaccount	203,508
Ultra Series Diversified Income Fund, Class I, Subaccount	56,438,848
Ultra Series High Income Fund, Class I, Subaccount	858,072
Ultra Series International Stock Fund, Class I, Subaccount	2,712,161
Ultra Series Large Cap Growth Fund, Class I, Subaccount	49,855,571
Ultra Series Large Cap Value Fund, Class I, Subaccount	65,515,673
Ultra Series Mid Cap Fund, Class I, Subaccount	24,273,105
Ultra Series Moderate Allocation Fund, Class I, Subaccount	2,375,559
Vanguard VIF Money Market Portfolio, Subaccount	1,498,375

The following table summarizes the Accounts assets that are measured at fair value as of December 31,2019. All of the Accounts assets consist of Level2 mutual funds that have daily quoted net asset value sat which the Account could transact

December 31, 2019 Assets, at Fair Value	Total
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$11,839
MFS® Strategic Income Portfolio, Initial Class, Subaccount	223,281
Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount	8,300
T. Rowe Price International Stock Portfolio, Subaccount	6,443,720
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,142,622
Ultra Series Core Bond Fund, Class I, Subaccount	5,419,480
Ultra Series Conservative Allocation Fund, Class I, Subaccount	218,671
Ultra Series Diversified Income Fund, Class I, Subaccount	56,448,165
Ultra Series High Income Fund, Class I, Subaccount	865,163
Ultra Series International Stock Fund, Class I, Subaccount	2,589,947
Ultra Series Large Cap Growth Fund, Class I, Subaccount	47,423,976
Ultra Series Large Cap Value Fund, Class I, Subaccount	74,616,103
Ultra Series Mid Cap Fund, Class I, Subaccount	23,660,582
Ultra Series Moderate Allocation Fund, Class I, Subaccount	2,258,081
Vanguard VIF Money Market Portfolio, Subaccount	1,556,032

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the years ended December 31, 2020 and 2019.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(5)	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2020 are as follows:

	Purchases	Sales
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$742	$447
MFS® Strategic Income Portfolio, Initial Class, Subaccount	8,239	22,411
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	471	471
T. Rowe Price International Stock Portfolio, Subaccount	402,995	653,766
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	207,749	65,165
Ultra Series Core Bond Fund, Class I, Subaccount	372,611	830,957
Ultra Series Conservative Allocation Fund, Class I, Subaccount	40,282	60,620
Ultra Series Diversified Income Fund, Class I, Subaccount	3,520,014	4,446,795
Ultra Series High Income Fund, Class I, Subaccount	64,742	77,202
Ultra Series International Stock Fund, Class I, Subaccount	101,600	165,043
Ultra Series Large Cap Growth Fund, Class I, Subaccount	4,359,770	4,163,567
Ultra Series Large Cap Value Fund, Class I, Subaccount	2,490,846	6,237,425
Ultra Series Mid Cap Fund, Class I, Subaccount	2,808,284	1,695,219
Ultra Series Moderate Allocation Fund, Class I, Subaccount	373,818	215,115
Vanguard VIF Money Market Portfolio, Subaccount	205,333	262,989

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2019 are as follows:

	Purchases	Sales
Templeton Developing Markets VIP Fund, Class 2, Subaccount	$113	$473
MFS® Strategic Income Portfolio, Initial Class, Subaccount	7,927	17,924
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	349	522
T. Rowe Price International Stock Portfolio, Subaccount	508,953	560,692
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	109,670	159,874
Ultra Series Core Bond Fund, Class I, Subaccount	305,026	754,209
Ultra Series Conservative Allocation Fund, Class I, Subaccount	82,726	26,426
Ultra Series Diversified Income Fund, Class I, Subaccount	4,719,042	4,525,372
Ultra Series High Income Fund, Class I, Subaccount	67,037	96,992
Ultra Series International Stock Fund, Class I, Subaccount	129,349	185,986
Ultra Series Large Cap Growth Fund, Class I, Subaccount	5,470,799	3,672,432
Ultra Series Large Cap Value Fund, Class I, Subaccount	6,752,047	5,298,400
Ultra Series Mid Cap Fund, Class I, Subaccount	2,634,871	2,274,918
Ultra Series Moderate Allocation Fund, Class I, Subaccount	166,656	152,889
Vanguard VIF Money Market Portfolio, Subaccount	437,275	765,918

CMFG Variable Life Insurance Account
Notes to Financial Statements

(6)	Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2020 and 2019 were as follows:

	Templeton Developing Markets VIP Fund, Class 2, Subaccount		MFSR Strategic Income Portfolio, Initial Class, Subaccount
	Type 1 ^	Type 2	Type 1	Type 2

Units outstanding at December 31, 2018	-	475	8,366	8
Units issued	-	-	1	-
Units redeemed	-	(16)	(572)	(1)
Units outstanding at December 31, 2019	-	459	7,795	7
Units issued	-	-	-	-
Units redeemed	-	(15)	(695)	(1)
Units outstanding at December 31, 2020	-	444	7,100	6

	Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount		T. Rowe Price International Stock Portfolio, Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2018	-	1,723	242,446	5,572
Units issued	-	-	17,989	-
Units redeemed	-	(89)	(33,297)	(625)
Units outstanding at December 31, 2019	-	1,634	227,138	4,947
Units issued	-	-	15,973	-
Units redeemed	-	(82)	(33,574)	(492)
Units outstanding at December 31, 2020	-	1,552	209,537	4,455

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount		Ultra Series Core Bond Fund, Class I, Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2018	-	78,990	73,965	110,647
Units issued	-	8,737	4,755	109,418
Units redeemed	-	(15,088)	(12,147)	(118,739)
Units outstanding at December 31, 2019	-	72,639	66,573	101,326
Units issued	-	7,427	4,215	94,026
Units redeemed	-	(7,430)	(10,908)	(107,795)
Units outstanding at December 31, 2020	-	72,636	59,880	87,557

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account
Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	Ultra Series Conservative Allocation Fund, Class I, Subaccount		Ultra Series Diversified Income Fund, Class I, Subaccount
	Type 1 ^	Type 2	Type 1	Type 2
Units outstanding at December 31, 2018	-	10,654	410,296	343,691
Units issued	-	6,455	23,850	82,496
Units redeemed	-	(2,752)	(49,233)	(104,797)
Units outstanding at December 31, 2019	-	14,357	384,913	321,390
Units issued	-	1,518	21,318	70,946
Units redeemed	-	(3,541)	(45,011)	(95,644)
Units outstanding at December 31, 2020	-	12,334	361,220	296,692

	Ultra Series High Income Fund, Class I, Subaccount		Ultra Series International Stock Fund, Class I, Subaccount
	Type 1 ^	Type 2	Type 1 ^	Type 2
Units outstanding at December 31, 2018	-	40,493	-	95,608
Units issued	-	40,817	-	109,207
Units redeemed	-	(43,759)	-	(112,252)
Units outstanding at December 31, 2019	-	37,551	-	92,563
Units issued	-	38,151	-	104,318
Units redeemed	-	(40,230)	-	(106,596)
Units outstanding at December 31, 2020	-	35,472	-	90,285

	Ultra Series Large Cap Growth Fund, Class I, Subaccount		Ultra Series Large Cap Value Fund, Class I, Subaccount
	Type 1	Type 2	Type 1	Type 2
Units outstanding at December 31, 2018	488,791	392,764	399,726	435,295
Units issued	24,506	122,973	23,574	202,847
Units redeemed	(55,928)	(143,533)	(45,115)	(226,788)
Units outstanding at December 31, 2019	457,369	372,204	378,185	411,354
Units issued	22,844	110,800	22,547	202,316
Units redeemed	(55,726)	(131,893)	(53,905)	(216,241)
Units outstanding at December 31, 2020	424,487	351,111	346,827	397,429

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account
Notes to Financial Statements

(6) Changes in Units Outstanding (continued)

	Ultra Series Mid Cap Fund, Class I, Subaccount		Ultra Series Moderate Allocation Fund, Class I, Subaccount
	Type 1	Type 2	Type 1 ^	Type 2
Units outstanding at December 31, 2018	288,507	221,272	-	146,416
Units issued	13,560	100,863	-	29,072
Units redeemed	(37,728)	(116,183)	-	(32,571)
Units outstanding at December 31, 2019	264,339	205,952	-	142,917
Units issued	12,382	88,513	-	22,093
Units redeemed	(27,956)	(99,567)	-	(27,296)
Units outstanding at December 31, 2020	248,765	194,898	-	137,714

	Vanguard VIF Money Market Portfolio, Subaccount
	Type 1	Type 2
Units outstanding at December 31, 2018	103,571	83,031
Units issued	44,618	38,609
Units redeemed	(74,865)	(42,709)
Units outstanding at December 31, 2019	73,324	78,931
Units issued	23,980	26,018
Units redeemed	(25,710)	(29,210)
Units outstanding at December 31, 2020	71,594	75,739

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7) Financial Highlights

The table below provides financial highlights for each subaccount for theyear ended December 31, 2020 and for the four preceding years ended December 31. In certain instances, fewer yearsare presented because the subaccount was not available for the entire five-year period.

	Templeton Developing Markets VIP Fund, Class 2, Subaccount
	2020		2019		2018		2017		2016
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$25.87	-	$20.56	-	$24.64	-	$17.71	-	$15.22
Unit value - End of period	-	$29.98	-	$25.87	-	$20.56	-	$24.64	-	$17.71
Net assets at end of period (000's)	-	$13	-	$12	-	$10	-	$13	-	$10
Units outstanding at end of period (000's)	-	0	-	0	-	0	-	1	-	1
Total return (1)	-	15.89%	-	25.83%	-	-16.56%	-	39.13%	-	16.36%
Investment income ratio (2)	-	4.47%	-	0.99%	-	0.81%	-	0.98%	-	0.86%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	MFS®Strategic Income Portfolio, Initial Class, Subaccount
	2020		2019		2018		2017		2016
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$28.65	$25.71	$25.88	$22.75	$26.65	$23.22	$25.32	$21.20	$23.60	$19.84
Unit value - End of period	$31.02	$28.33	$28.65	$25.71	$25.88	$22.75	$26.65	$23.22	$25.32	$21.20
Net assets at end of period (000's)	$220	$-	$223	$-	$217	$-	$240	$-	$243	$-
Units outstanding at end of period (000's)	7	-	8	-	8	-	9	-	10	-
Total return (1)	8.27%	10.20%	10.70%	13.03%	-2.89%	-2.03%	5.25%	9.54%	7.29%	6.85%
Investment income ratio (2)	3.75%	3.75%	3.51%	3.51%	3.87%	3.87%	4.62%	4.62%	3.10%	3.10%
Expense ratio (3)	0.90%	0.90%	0.00%	0.00%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Invesco Oppenheimer V.I. Global Strategic Income Fund, Non-Service Shares, Subaccount
	2020		2019		2018		2017		2016
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$5.08	-	$4.61	-	$4.83	-	$4.60	-	$4.35
Unit value - End of period	-	$5.21	-	$5.08	-	$4.61	-	$4.83	-	$4.60
Net assets at end of period (000's)	-	$8	-	$8	$-	$8	$-	$9	-	$10
Units outstanding at end of period (000's)	-	2	-	2	-	2	-	2	-	2
Total return (1)	-	2.56%	-	10.20%	-	-4.55%	-	5.00%	-	5.75%
Investment income ratio (2)	-	5.94%	-	3.75%	-	4.77%	-	2.29%	-	4.94%
Expense ratio (3)	-	0.90%	-	0.00%	-	0.90%	-	0.90%	-	0.90%

	T. Rowe Price International Stock Portfolio, Subaccount
	2020		2019		2018		2017		2016
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$27.95	$16.92	$22.13	$13.38	$26.01	$15.73	$20.53	$12.42	$20.28	$12.27
Unit value - End of period	$31.76	$19.23	$27.95	$16.92	$22.13	$13.38	$26.01	$15.73	$20.53	$12.42
Net assets at end of period (000's)	$6,655	$86	$6,360	$84	$5,365	$75	$6,564	$96	$5,545	$83
Units outstanding at end of period (000's)	210	4	227	5	242	6	252	6	270	7
Total return (1)	13.63%	13.65%	26.30%	26.46%	-14.92%	-14.94%	26.69%	26.65%	1.23%	1.22%
Investment income ratio (2)	0.60%	0.60%	2.39%	2.39%	1.27%	1.27%	1.10%	1.10%	1.05%	1.05%
Expense ratio (3)	0.90%	0.90%	0.00%	0.00%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount
	2020		2019		2018		2017		2016
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$15.70	-	$13.25	-	$14.25	-	$12.11	-	$11.23
Unit value - End of period	-	$17.16	-	$15.70	-	$13.25	-	$14.25	-	$12.11
Net assets at end of period (000's)	-	$1,246	-	$1,143	-	$1,047	-	$1,148	-	$1,062
Units outstanding at end of period (000's)	-	73	-	73	-	79	-	81	-	88
Total return (1)	-	9.30%	-	18.49%	-	-7.02%	-	17.67%	-	7.84%
Investment income ratio (2)	-	1.49%	-	1.64%	-	1.81%	-	1.70%	-	1.89%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Core Bond Fund, Class I, Subaccount
	2020		2019		2018		2017		2016
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$52.64	$18.96	$48.96	$17.65	$49.72	$17.92	$48.65	$17.54	$47.80	$17.24
Unit value - End of period	$56.78	$20.46	$52.64	$18.96	$48.96	$17.65	$49.72	$17.92	$48.65	$17.54
Net assets at end of period (000's)	$3,400	$1,791	$3,500	$1,919	$3,621	$1,953	$4,002	$2,078	$4,165	$2,128
Units outstanding at end of period (000's)	60	88	67	101	74	111	80	116	86	121
Total return (1)	7.86%	7.91%	7.52%	7.42%	-1.53%	-1.51%	2.20%	2.17%	1.78%	1.74%
Investment income ratio (2)	2.53%	2.53%	2.68%	2.68%	3.05%	3.05%	2.89%	2.89%	2.92%	2.92%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Conservative Allocation Fund, Class I, Subaccount
	2020		2019		2018		2017		2016
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$15.23	-	$13.62	-	$14.10	-	$12.92	-	$12.37
Unit value - End of period	-	$16.50	-	$15.23	-	$13.62	-	$14.10	-	$12.92
Net assets at end of period (000's)	-	$204	-	$219	-	$145	-	$179	-	$305
Units outstanding at end of period (000's)	-	12	-	14	-	11	-	13	-	24
Total return (1)	-	8.34%	-	11.82%	-	-3.40%	-	9.13%	-	4.45%
Investment income ratio (2)	-	2.00%	-	1.98%	-	2.32%	-	1.37%	-	1.51%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Diversified Income Fund, Class I, Subaccount
	2020		2019		2018		2017		2016
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$125.13	$25.52	$105.66	$21.55	$107.45	$21.93	$95.68	$19.53	$88.58	$18.08
Unit value - End of period	$133.83	$27.29	$125.13	$25.52	$105.66	$21.55	$107.45	$21.93	$95.68	$19.53
Net assets at end of period (000's)	$48,342	$8,097	$48,233	$8,215	$43,352	$7,407	$47,776	$8,031	$45,186	$7,469
Units outstanding at end of period (000's)	361	297	385	321	410	344	445	366	472	382
Total return (1)	6.95%	6.94%	18.43%	18.42%	-1.67%	-1.73%	12.30%	12.29%	8.02%	8.02%
Investment income ratio (2)	2.22%	2.22%	2.01%	2.01%	2.34%	2.34%	2.23%	2.23%	2.41%	2.41%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	Ultra Series High Income Fund, Class I, Subaccount
	2020		2019		2018		2017		2016
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$23.03	-	$21.40	-	$22.31	-	$21.16	-	$19.02
Unit value - End of period	-	$24.19	-	$23.03	-	$21.40	-	$22.31	-	$21.16
Net assets at end of period (000's)	-	$858	-	$865	-	$867	-	$1,003	-	$1,030
Units outstanding at end of period (000's)	-	35	-	38	-	40	-	45	-	49
Total return (1)	-	5.04%	-	7.62%	-	-4.08%	-	5.43%	-	11.25%
Investment income ratio (2)	-	5.07%	-	4.97%	-	5.03%	-	4.73%	-	5.15%
Expense ratio (3)	-	0.90%	-	0.00%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series International Stock Fund, Class I, Subaccount
	2020		2019		2018		2017		2016
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$27.87	-	$23.36	-	$27.30	-	$22.47	-	$23.35
Unit value - End of period	-	$30.04	-	$27.87	-	$23.36	-	$27.30	-	$22.47
Net assets at end of period (000's)	-	$2,712	-	$2,590	-	$2,233	-	$2,722	-	$2,296
Units outstanding at end of period (000's)	-	90	-	93	-	96	-	100	-	102
Total return (1)	-	7.79%	-	19.31%	-	-14.43%	-	21.50%	-	-3.77%
Investment income ratio (2)	-	1.07%	-	1.79%	-	1.55%	-	1.29%	-	1.79%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Large Cap Growth Fund, Class I, Subaccount
	2020		2019		2018		2017		2016
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$81.67	$26.80	$62.97	$20.66	$63.72	$20.92	$52.56	$17.26	$50.15	$16.46
Unit value - End of period	$92.37	$30.32	$81.67	$26.80	$62.97	$20.66	$63.72	$20.92	$52.56	$17.26
Net assets at end of period (000's)	$39,210	$10,646	$37,427	$9,997	$30,779	$8,115	$32,838	$8,893	$28,500	$7,721
Units outstanding at end of period (000's)	424	351	457	372	489	393	515	425	542	447
Total return (1)	13.10%	13.13%	29.70%	29.72%	-1.18%	-1.24%	21.23%	21.21%	4.81%	4.86%
Investment income ratio (2)	0.47%	0.47%	0.59%	0.59%	0.70%	0.70%	0.78%	0.78%	0.84%	0.84%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Large Cap Value Fund, Class I, Subaccount
	2020		2019		2018		2017		2016
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$173.63	$21.27	$140.62	$17.23	$162.33	$19.91	$140.93	$17.29	$125.82	$15.44
Unit value - End of period	$165.65	$20.29	$173.63	$21.27	$140.62	$17.23	$162.33	$19.91	$140.93	$17.29
Net assets at end of period (000's)	$57,452	$8,064	$65,842	$8,774	$56,209	$7,500	$68,696	$9,277	$63,538	$8,499
Units outstanding at end of period (000's)	347	397	378	411	400	435	423	466	451	492
Total return (1)	-4.60%	-4.61%	23.47%	23.45%	-13.37%	-13.46%	15.18%	15.15%	12.01%	11.98%
Investment income ratio (2)	1.69%	1.69%	1.44%	1.44%	1.50%	1.50%	2.39%	2.39%	1.53%	1.53%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

CMFG Variable Life Insurance Account

Notes to Financial Statements

(7) Financial Highlights (continued)

	Ultra Series Mid Cap Fund, Class I, Subaccount
	2020		2019		2018		2017		2016
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$45.83	$55.78	$34.54	$42.04	$35.38	$43.09	$30.85	$37.56	$27.59	$33.58
Unit value - End of period	$49.94	$60.80	$45.83	$55.78	$34.54	$42.04	$35.38	$43.09	$30.85	$37.56
Net assets at end of period (000's)	$12,423	$11,850	$12,144	$11,517	$9,965	$9,302	$10,863	$10,284	$9,923	$9,534
Units outstanding at end of period (000's)	249	195	264	206	289	221	307	239	322	254
Total return (1)	8.97%	9.00%	32.69%	32.68%	-2.37%	-2.44%	14.68%	14.72%	11.82%	11.85%
Investment income ratio (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.02%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Moderate Allocation Fund, Class I, Subaccount
	2020		2019		2018		2017		2016
	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2
Unit value - Beginning of period	-	$15.79	-	$13.69	-	$14.45	-	$12.72	-	$11.95
Unit value - End of period	-	$17.25	-	$15.79	-	$13.69	-	$14.45	-	$12.72
Net assets at end of period (000's)	-	$2,376	-	$2,258	-	$2,004	-	$2,186	-	$1,950
Units outstanding at end of period (000's)	-	138	-	143	-	146	-	151	-	153
Total return (1)	-	9.25%	-	15.34%	-	-5.26%	-	13.60%	-	6.44%
Investment income ratio (2)	-	1.66%	-	2.24%	-	1.09%	-	2.06%	-	1.96%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Vanguard VIF Money Market Portfolio, Subaccount
	2020		2019		2018		2017		2016(a)
	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2
Unit value - Beginning of period	$10.22	$10.22	$10.10	$10.10	$10.00	$10.00	$10.00	$10.00	$10.00	$10.00
Unit value - End of period	$10.17	$10.17	$10.22	$10.22	$10.10	$10.10	$10.00	$10.00	$10.00	$10.00
Net assets at end of period (000's)	$728	$770	$749	$807	$1,046	$839	914	1,250	962	1,044
Units outstanding at end of period (000's)	72	76	73	79	104	83	91	125	96	104
Total return (1)	-0.49%	-0.49%	1.19%	1.19%	1.00%	1.00%	-	-	-	-
Investment income ratio (2)	0.52%	0.52%	2.25%	2.25%	1.87%	1.87%	1.00%	1.00%	0.00%	0.00%
Expense ratio (3)	0.90%	0.90%	0.00%	0.00%	0.90%	0.90%	0.90%	0.90%	0.00%	0.00%

^ This Subaccount is not available in this product type.

(1) The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.

(2) The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the daily average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3) The Expense Ratio represents the annualized contract expenses of the respective contract of the subaccount, consisting of mortality and expense risk charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(a) For the period of February 15, 2016 to December 31, 2016 with a beginning unit value of $10.00. Total return is based on the beginning unit value. The Subaccount commenced operations effective February 12, 2016.

(8)	Subsequent Events

The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

CMFG Life Insurance Company

and Subsidiary

Consolidated Statutory Basis Financial Statements for CMFG Life Insurance Company and Subsidiary as of December 31, 2020 and 2019 and for each of the Three Years Ended December 31, 2020, 2019 and 2018, Supplemental Schedules as of and for each of the Years Ended December 31, 2020 and 2019 and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

Audit Committee and Stockholder of
CMFG Life Insurance Company and Subsidiary
Waverly, Iowa

We have audited the accompanying consolidated statutory basis financial statements of CMFG Life Insurance Company and Subsidiary (collectively, the “Company”), which comprise the consolidated statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2020 and 2019, and the related consolidated statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the consolidated statutory basis financial statements.

Management’s Responsibility for the Consolidated Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the consolidated statutory basis financial statements, the consolidated statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division.

The effects on the consolidated statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 to the consolidated statutory basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the consolidated statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of CMFG Life Insurance Company and Subsidiary as of December 31, 2020 and 2019, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2020.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of CMFG Life Insurance Company and Subsidiary as of December 31, 2020 and 2019, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division as described in Note 2 to the consolidated statutory basis financial statements.

Report on Supplemental Schedules

Our audits were conducted for the purpose of forming an opinion on the consolidated statutory basis financial statements as a whole. The consolidating statutory basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2020 and 2019 and the consolidating statutory basis statements of operations, changes in capital and surplus, and cash flows (collectively “consolidating information”) for the years then ended are presented for the purpose of additional analysis of the consolidated statutory basis financial statements rather than to present the statutory basis financial statements of admitted assets, liabilities and capital and surplus, operations, changes in capital and surplus, and cash flows of the individual companies and are not a required part of the consolidated statutory basis financial statements. The supplemental schedules of selected financial data, summary investment schedules, supplemental investment risks interrogatories, and reinsurance contract interrogatories as of and for the year ended December 31, 2020 are presented for purposes of additional analysis and are not a required part of the 2020 consolidated statutory basis financial statements. The consolidating information and schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the consolidated statutory basis financial statements. Such consolidating information and schedules have been subjected to the auditing procedures applied in our audits of the 2020 and 2019 consolidated statutory basis financial statements and certain additional procedures, including comparing and reconciling such consolidating information and schedules directly to the underlying accounting and other records used to prepare the consolidated statutory basis financial statements or to the consolidated statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such consolidating information as of and for the years ended December 31, 2020 and 2019 and schedules as of and for the year ended December 31, 2020 are fairly stated in all material respects in relation to the 2020 and 2019 consolidated statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois

March 11, 2021

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus Years Ended December 31, 2020 and 2019 ($ in 000s)

Admitted Assets	2020	2019

Cash and invested assets
Bonds and notes	$9,458,503	$8,814,800
Common stocks - affiliated	1,150,064	1,132,546
Common stocks - unaffiliated	97,645	89,616
Preferred stocks - unaffiliated	4,253	4,391
Mortgage loans	1,981,024	1,924,182
Real estate occupied by the Company,
at cost less accumulated depreciation	66,205	62,623
Real estate held for production of income,
at cost less accumulated depreciation	1,484	1,462
Contract loans	107,766	109,093
Derivatives	27,830	27,195
Other invested assets	1,249,405	1,401,415
Receivables for securities sold	2,947	2,426
Securities lending assets	387,166	370,263
Cash, cash equivalents and short-term investments	193,571	91,796

Total cash and invested assets	14,727,863	14,031,808

Premiums in the course of collection	272,652	256,900
Accrued net investment income	83,866	85,203
Federal income taxes recoverable	194,962	22,692
Net deferred tax asset	101,847	108,799
Amounts due from reinsurers	1,578	913
Electronic data processing equipment -
at cost less accumulated depreciation	7,163	8,801
Receivables from affiliates	89,649	102,555
Other assets	105,154	13,884
Separate account assets	8,661,664	6,951,191
Total admitted assets	$24,246,398	$21,582,746

See accompanying notes to consolidated statutory basis financial statements

3

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, Continued Years Ended December 31, 2020 and 2019 ($ in 000s)

Liabilities and Capital and Surplus	2020	2019

Liabilities
Policy reserves
Life insurance and annuity contracts	$9,278,969	$8,395,842
Accident and health contracts	937,553	909,708
Liability for deposit-type contracts	776,997	759,111
Policy and contract claims	152,968	122,678
Dividends payable to policyholders	40,415	24,101
Advance premium and experience refunds	93,622	92,242
Reinsurance payable	4,023	942
Interest maintenance reserve	27,929	26,222
Liability for employee retirement plans	250,205	223,399
Amount held for others	19,149	6,003
Payable to affiliates	64,790	67,418
Commissions, expenses, taxes, licenses, and fees accrued	193,375	191,418
Notes and interest payable	345,036	330,133
Asset valuation reserve	576,750	594,483
Derivatives	30,375	19,337
Payable for securities purchased	4,495	2,849
Margin liabilities	215,856	231,979
Other liabilities	25,576	24,537
Payable for securities lending	387,166	370,263
Transfers to (from) separate accounts	(15,541)	41,242
Separate account liabilities	8,661,664	6,951,191

Total liabilities	22,071,372	19,385,098

Capital and surplus
Capital
Common stock, $1 par value, 7,500,000 shares
authorized, issued and outstanding	7,500	7,500
Paid-in capital	70,837	62,837
Surplus notes	77,273	85,000
Unassigned surplus	2,019,416	2,042,311

Total capital and surplus	2,175,026	2,197,648

Total liabilities and capital and surplus	$24,246,398	21,582,746

See accompanying notes to consolidated statutory basis financial statements

4

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidated Statutory Basis Statements of Operations Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018
Income
Premiums and other considerations
Life and annuity contracts	$4,124,107	$3,377,637	$2,909,017
Accident and health contracts	581,429	584,284	565,189
Supplementary contracts	19,114	26,621	18,993
Net investment income	568,060	599,161	517,317
Reinsurance commissions	1,627	1,231	1,272
Commission and fee income	68,859	65,813	65,937
Other income	5,612	13,041	14,139
Total income	5,368,808	4,667,788	4,091,864
Benefits and expenses
Death and annuity benefits	710,976	570,564	522,275
Disability and accident and health benefits	228,389	230,010	229,860
Interest on deposit-type contracts	23,544	24,055	17,645
Other benefits to policyholders and beneficiaries	1,598	2,394	2,173
Surrender benefits	1,725,843	1,587,332	1,728,294
Payments on supplementary contracts with life contingencies, interest and adjustments on policy or deposit-type contract
funds, and group conversions	36,141	37,244	36,168
Increase in policy reserves-life and annuity contracts and
accident and health insurance	913,188	653,007	295,569
General insurance expenses	764,471	763,224	853,281
Insurance taxes, licenses, fees, and commissions	162,954	99,072	104,926
Net transfers to separate accounts	607,644	480,086	123,696
Total benefits and expenses	5,174,748	4,446,988	3,913,887

Income before dividends to policyholders, federal income
tax expense (benefit) and net realized capital gains (losses)	194,060	220,800	177,977
Dividends to policyholders	42,151	25,329	26,107

Income before federal income tax expense (benefit)
and net realized capital gains (losses)	151,909	195,471	151,870
Federal income tax expense (benefit)	(98,768)	(18,017)	27,523
Income before net realized capital gains (losses)	250,677	213,488	124,347
Net realized capital gains (losses), excluding gains transferred to IMR, net of tax expense (2020 - $34,192; 2019 - $24,870;
2018 - $38,379) excluding taxes transferred to (from) IMR
(2020 - ($1,493); 2019 - ($2,257); 2018 - $214)	(87,662)	(7,722)	3,814

Net income	$163,015	$205,766	$128,161

See accompanying notes to consolidated statutory basis financial statements

5

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidated Statutory Basis Statements of Changes in Capital and Surplus Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018
Capital and surplus at beginning of year	$2,197,648	$2,254,820	$2,107,167
Additions (deductions)
Net income	163,015	205,766	128,161
Change in unrealized capital gains (losses), net of
tax (2020 - ($8,341); 2019 - ($4,426); 2018 - $16,667)	(143,872)	(27,681)	(2,040)
Change in unrealized foreign exchange capital gains (losses),
net of tax (2020 - $306; 2019 - $289; 2018 - ($298))	1,038	886	(1,044)
Change in net deferred income tax	(8,102)	(14,931)	56,875
Change in nonadmitted assets	(4,759)	29,851	(6,368)
Change in asset valuation reserve	17,733	(218,472)	3,990
Change in employee retirement plans, net of tax
(2020 - ($3,229); 2019 - ($1,753); 2018 - $2,679)	(12,149)	(6,591)	10,079
Dividends to stockholders	(38,000)	(26,000)	(42,000)
Change in paid in capital	8,000	-	-
Change in reserve valuation basis	2,201	-	-
Change in surplus notes	(7,727)	-	-

Net additions (deductions)	(22,622)	(57,172)	147,653

Capital and surplus at end of year	$2,175,026	$2,197,648	$2,254,820

See accompanying notes to consolidated statutory basis financial statements

6

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidated Statutory Basis Statements of Cash Flows Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018

Cash from operating activities
Premiums and other considerations	$4,663,001	$3,987,017	$3,461,107
Net investment income received	514,487	605,357	451,150
Reinsurance commissions	1,121	1,231	1,272
Other income	70,768	70,889	69,245
Policy and contract benefits and dividends paid	(2,694,526)	(2,448,067)	(2,532,697)
Operating expenses paid	(880,098)	(839,603)	(960,961)
Federal income taxes paid	(107,694)	(26,732)	(27,103)
Net transfers (to) from separate accounts	(692,981)	(417,880)	(178,257)

Net cash provided by operating activities	874,078	932,212	283,756

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,224,339	1,397,360	1,241,624
Stocks	116,573	119,905	60,528
Mortgage loans	241,784	134,470	198,590
Real estate	-	-	6,180
Other invested assets	172,709	338,010	109,794
Net change in receivables from securities sold	-	72	-
Miscellaneous proceeds	14,872	68,877	26,202

Total investment proceeds	1,770,277	2,058,694	1,642,918
Cost of investments acquired
Bonds and notes	1,543,681	2,244,552	978,392
Stocks	134,484	180,045	176,942
Mortgage loans	298,626	309,504	202,732
Real estate	14,832	7,734	4,895
Other invested assets	403,492	376,093	451,695
Miscellaneous applications	78,386	171,495	93,444

Total investments acquired	2,473,501	3,289,423	1,908,100

Net increase in contract loans	1,327	3,133	2,580

Net cash used in investing activities	(701,897)	(1,233,862)	(267,762)

Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	21,041	72,719	(54,533)
Payment of surplus notes	(7,727)	-	-
Net deposits (withdrawals) on deposit-type contracts	(2,781)	72,804	95,846
Dividends to stockholders	(38,000)	(26,000)	(42,000)
Other cash provided (used)	(42,939)	182,717	(25,806)

Net cash provided by (used in) financing
and miscellaneous activities	(70,406)	302,240	(26,493)

See accompanying notes to consolidated statutory basis financial statements

7

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidated Statutory Basis Statements of Cash Flows, continued Years Ended December 31, 2020, 2019, and 2018 ($ in 000s)

	2020	2019	2018
Net change in cash, cash equivalents and
short-term investments	$101,775	$592	$(10,499)
Cash, cash equivalents and short-term investments
at the beginning of year	91,796	91,204	101,703

Cash, cash equivalents and short-term investments
at the end of year	$193,571	$91,796	$91,204

Supplemental disclosure of non-cash transactions
Non-cash exchange of bonds and notes,
disposals - taxable	$-	$-	$(419)
Non-cash exchange of bonds and notes,
acquisitions - taxable	-	-	419
Non-cash exchange of bonds and notes,
disposals - tax free	(128,055)	(135,899)	(28,065)
Non-cash exchange of bonds and notes,
acquisitions - tax free	128,055	135,899	28,065
Non-cash receipt (return) of bonds and notes
from securities lending	(5,148)	6,148	-
Cash paid during the year for interest	11,044	13,580	17,920
Interest capitalization	-	11	943
Receipt of bonds and notes to settle
intercompany receivable	105,911	48,014	-
Disposal of bonds and notes to settle
intercompany payable	(77,357)	-	-
Capital contribution of securities to affiliates	(8,000)	-	(46,264)
Contribution of securities from parent	8,000	-	-
Dividend of securities from subsidiary	-	39,627	70,462
Dividend income - receipt of bonds from subsidiary	79,666	-	-
Forgiveness of demand note in exchange for equity
interest in MCA Fund III Holding	(211,020)	-	-
Receipt of debt securities in exchange for
equity interest in MCA Fund III Holding	202,200	-	-
Receipt of demand note in exchange for
equity interest in MCA Fund III Holding	211,020	-	-

See accompanying notes to consolidated statutory basis financial statements

8

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 1: Nature of Business

The accompanying consolidated statutory basis financial statements include the accounts of CMFG Life Insurance Company (“CMFG Life”) and its indirect wholly-owned subsidiary, MEMBERS Life Insurance Company (“MEMBERS Life”) (collectively “the Company”). MEMBERS Life is a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is a wholly-owned subsidiary of CMFG Life. CMFG Life and MEMBERS Life are stock life insurance companies organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Their primary products include group credit life and group credit disability, retirement plan group annuities and plan administration, group life and disability products and life, health and annuity policies.

The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company markets its products through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company’s subsidiaries and affiliates are engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance and other businesses, most of which are targeted and designed for credit unions and their members. MEMBERS Life sells single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts to credit union members through face-to-face distribution channels. It also services existing blocks of individual and group life policies. MEMBERS Life has reinsurance agreements with CMFG Life under which it cedes 100% of its business to CMFG Life. These agreements have been eliminated in the consolidated results.

The Company is authorized to sell life, health and annuity policies in all 50 states and the District of Columbia and most of its revenue and that of its affiliated companies is generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent more than 7%, 8% and 7% of the Company’s premiums for the years ended December 31, 2020, 2019, and 2018, respectively. The Company’s group and individual annuity premiums represented 68%, 64% and 60% of total premiums for the years ended December 31, 2020, 2019, and 2018, respectively. The Company’s credit life and credit disability premiums represented 9%, 12% and 13% of total premiums for the years ended December 31, 2020, 2019, and 2018, respectively.

The accompanying consolidated statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6 for a description of the more significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have differed had these transactions been consummated with unrelated parties.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus disease (“COVID-19”) as a pandemic, which continues to spread throughout the U.S. COVID-19 is having an unprecedented impact on the U.S economy as federal, state, and local governments react to this public health crisis.

The impacts of the current COVID-19 pandemic are broad reaching, and the impacts on the Company’s financial statements to date have not been estimated. Due to the COVID-19 outbreak, there is uncertainty surrounding the potential impact on the Company’s future financial position, results of operations and related cash flows. Continued impacts of the pandemic could materially adversely affect the Company’s near-term and long-term premium revenues, policyholder benefits, earnings, liquidity, and cash flows. These potential impacts will largely depend on future developments that cannot be accurately predicted, including the duration and severity of the pandemic, government actions, and the length of time until the economy recovers.

9

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”). All intercompany accounts and transactions have been eliminated.

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile.

Prescribed Statutory Accounting Practice

CMFG Life uses the following prescribed statutory accounting practice approved by the Insurance Department which differs from practices in the APPM: CMFG Life holds bonds in its separate account for its single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity. Insurance entities are required to report assets allocated to the separate account at fair value. As a result of the prescribed practice, CMFG Life reports bonds allocated to the separate account for its single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. CMFG Life also reports mortgage loans allocated to the separate account at amortized cost. Net income is not affected by this prescribed practice.

A reconciliation of the Company’s capital and surplus as calculated by the accounting practices promulgated in the APPM and prescribed by the Insurance Department is shown below as of December 31:

	Capital and Surplus

	2020	2019
As determined using APPM	$2,517,784	$2,329,368
Prescribed practice
Carrying value of separate account assets	(342,758)	(131,720)
Total effect of prescribed practice	(342,758)	(131,720)
As reported	$2,175,026	$2,197,648

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes, prepaid expenses, furniture, equipment, and certain receivables) are excluded from the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

10

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP the change is reflected in net investment income.

Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage and the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory carrying value. The financial statements of affiliates must be audited, or they are nonadmitted. Equity in the earnings and other equity activity of affiliates is reflected in the consolidated statement of changes in capital and surplus as changes in net unrealized capital (losses). Under GAAP, majority-owned subsidiaries are consolidated and equity in the earnings of unconsolidated affiliates is reported in the statement of operations and comprehensive income.

Dividend income from affiliates is recorded in net investment income. Under GAAP, dividends reduce the carrying value of the investment in affiliate.

For statutory accounting, the change in fair value of unaffiliated common stock is recorded in surplus in the consolidated statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated common stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

For statutory accounting, the amortization of low-income housing tax credit investments (“LIHTC”) is reported in net investment income, whereas for GAAP reporting, the amortization is reported in income tax expense.

Under GAAP, the ineffectiveness of a fair value hedge or cash flow hedge, if any, is recorded as net realized capital gains (losses). On a statutory basis, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item. Under GAAP, the change in fair value of a non-hedge derivative is recorded as net realized capital gains (losses). On a statutory basis, derivatives used in a hedging transaction which do not meet the criteria for hedge accounting are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses.

Embedded derivatives in certain annuity contracts are not bifurcated from the host contract for statutory accounting, whereas under GAAP accounting the embedded derivatives are bifurcated from the host contract and accounted for and reported separately at fair value.

The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria.

For statutory accounting (other than loan-backed securities), after an other-than-temporary impairment of bonds is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold the security until it has recovered, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

11

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually. Prior to adoption of new GAAP guidance in 2020, GAAP and statutory impairment for credit losses on mortgage loans were determined using the same method.

The Company adopted new GAAP guidance in 2020 which requires the establishment of a GAAP allowance for credit losses on reinsurance recoverables based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating. For statutory accounting, the Company only establishes an allowance when it concludes that it is probable that an individual reinsurer will not meet its obligations.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

All leases are classified as operating leases for statutory accounting. Prior to 2020, under GAAP, leases that met certain criteria were designated as capital leases. Capital leases were recorded as an asset, subject to depreciation, with a corresponding liability initially equal to the present value of the lease payments. Beginning in 2020, a right-of-use (“ROU”) asset and lease liability are recorded for all leases. ROU assets are depreciated on a straight-line basis, and the lease liability is reduced over the lease term.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Under both GAAP and statutory accounting, employers establish a prepaid asset or liability, as applicable, for the difference between the benefit obligation and the fair value of benefit plan assets. Gains or losses and prior service costs or credits are recognized as a component of comprehensive income for GAAP; on a statutory basis these items are reflected in the Company’s surplus.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets as under GAAP.

Deposits, surrenders, and benefits on certain annuity and deposit administration contracts, including those recorded in the separate accounts, are recorded in the consolidated statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

12

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Single premium deferred index annuities, single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities are reported as a separate account product for statutory accounting. For GAAP, only the variable annuity component of the flexible premium variable and index linked deferred annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

The provision for policyholder dividends is based on the board of directors’ determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year; under GAAP, dividends are provided for ratably over the premium-paying period in accordance with dividend scales that are based on experience of the participating policies.

Under statutory accounting practices, the Company is required to include in net investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Such income and expense are not recorded under GAAP.

Comprehensive income and its components are not presented in the consolidated statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

Surplus notes meeting regulatory requirements are reported as part of statutory capital and surplus, but under GAAP as a liability.

The consolidated statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Use of Estimates

The preparation of the consolidated statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, the asset for contingent future payments, policy reserve valuations, reinsurance balances, policy and claim reserves, and pension and postretirement obligations are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

13

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Common stocks – affiliated: Affiliated common stocks are accounted for on the equity method using the Company’s ownership percentage applied to the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory equity. The adjustments primarily are to treat certain assets as nonadmitted. Other affiliates are valued using their GAAP equity. The financial statements of the affiliate must be audited or its carrying value is reduced to zero. If net gains by the affiliates are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the dividend and the previously net unrealized capital gains are reversed.

Certain affiliates are owned by CMIC. The valuation of these affiliates, excluding MEMBERS Life, is reflected in the Company’s carrying value of CMIC. Changes in carrying amounts are reported directly in unassigned surplus.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or NAIC fair value depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

Real estate occupied by the Company and real estate held for production of income: Real estate occupied by the Company and real estate held for the production of income are carried at cost net of accumulated depreciation. Real estate is depreciated using the straight-line method over the useful lives of the assets, ranging from five to fifty years. Depreciation expense is included in investment expense. Impaired real estate is written down to estimated fair value with the impairment loss being included in net realized capital gains (losses). Real estate is deemed to be impaired when the carrying value exceeds the sum of the undiscounted cash flows expected to result from the investment.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include limited partnerships and limited liability companies (collectively, “limited partnerships”), investments in surplus notes carried at amortized cost and LIHTC.

Limited partnerships primarily represent interests in affiliates, which invest in unaffiliated limited partnerships and are accounted for using the equity method of accounting with changes in carrying amounts recorded directly to unassigned surplus. Accordingly, the Company’s investments in these limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnerships. Due to the timing of the availability of financial statements from the partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

14

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

LIHTC are investments in partnerships that generate and realize low income housing tax credits. LIHTC are carried at amortized cost, unless considered impaired, and are accounted for using the proportional amortization method. Under the proportional amortization method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

Securities lending: The Company participates in a securities lending program; whereby certain securities are loaned for a short period of time from the Company’s portfolio to qualifying third parties. Terms of the agreement are for borrowers of these securities to provide collateral of at least 102% of the fair value of the loaned securities; the Company is permitted by contract to sell or repledge this collateral. Acceptable collateral may be in the form of cash or U.S. government securities as outlined in the securities lending agreement. The fair value of the loaned securities is monitored daily and additional collateral is obtained if the fair value of the collateral falls below 102% of the market value of the loaned securities.

While the Company is exposed to credit risk in the event of default of third party counterparties or changes in collateral values, the risk is minimal due to the contractual nature of these arrangements, which requires the Company to obtain collateral with a fair value that exceeds the value of the securities lent to the borrower.

The loaned securities remain an asset of the Company; however, the Company records a liability for the amount of collateral held, representing its obligation to return the collateral related to the loaned securities. Collateral on deposit is also included in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus. The Company typically invests cash collateral in short-term securities. See Note 3 for further details on the Company’s securities lending program.

Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income.

Net realized capital gains: Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital (losses): Net unrealized capital (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments.

15

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2020 is shown in the following table.

	Number of 5GI	Aggregate Statement	Aggregate
	Securities	Value	Fair Value
Bonds and notes	2	$2,213	$2,431
Total	2	$2,213	$2,431

The number of 5GI securities, by investment type, and the statement value and fair value for those securities at December 31, 2019 is shown in the following table.

	Number of 5GI	Aggregate Statement	Aggregate
	Securities	Value	Fair Value
Bonds and notes	9	$38,795	$43,145
Total	9	$38,795	$43,145

Cash, Cash Equivalents and Short-term Investments

Cash and short-term investments include unrestricted deposits in financial institutions and investments with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Short-term investments, other than money market mutual funds, are reported at amortized cost. Money market mutual funds are valued based on the closing price as of December 31.

The Company invests collateral received from the securities lending program in reverse repurchase agreements. Under these agreements, the Company transfers cash or short-term securities to approved counterparties and receives U.S. Treasury or investment grade securities pledged as collateral. The terms of the agreement are for counterparties to provide collateral of at least 102% of the fair value of the loaned securities, depending on the type of security pledged as collateral.

The Company’s exposure to credit risk related to the reverse repurchase agreements is limited, due to the nature of the collateral received. The Company has counterparty exposure on these trades in the event of a counterparty default to the extent the collateral security’s value is below the amount of cash or securities the Company delivered to acquire the collateral. The short-term nature of the transactions reduces that exposure.

16

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Electronic Data Processing Equipment, Software, Furniture and Equipment, Leasehold Improvements

Equipment and computer software are carried at cost net of accumulated depreciation; other than electronic data processing equipment, most such assets are nonadmitted. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years. The following table is a summary of equipment and software as of December 31:

	2020	2019

Electronic data processing equipment-admitted
Electronic data processing equipment	$27,653	$31,518
Accumulated depreciation	(20,490)	(22,717)

Net electronic data processing equipment-admitted	7,163	8,801

Equipment, leasehold improvements and software-nonadmitted
Furniture and equipment	39,299	40,148
Leasehold improvements	964	971
Internally developed software	191,753	183,102
Purchased software	27,915	32,836

Total equipment, leasehold improvements and software-nonadmitted	259,931	257,057
Accumulated depreciation-nonadmitted	(166,696)	(159,664)

Net equipment, leasehold improvements and software-nonadmitted	93,235	97,393

Net equipment, leasehold improvements and software	$100,398	$106,194

Depreciation expense totaled $17,392, $14,161, and $11,495, in 2020, 2019, and 2018, respectively.

In 2018, the Company recognized impairment losses of $3,381 related to internally developed software, which is included in general insurance expenses within the consolidated statutory basis statements of operations for the year ended December 31, 2018. There was no impairment loss recognized in 2020 or 2019.

Other Assets

Other assets primarily consist of company-owned life insurance (“COLI”). COLI was purchased in 2020 and is carried at the cash surrender value. Changes to the cash surrender value are recorded in other income in the consolidated statutory basis statements of operations. The cash surrender value of COLI at December 31, 2020 is $97,365, and 100% is invested in a limited partnership.

17

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the consolidated statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could be material.

Incurred but not reported reserves are recorded as the difference between paid losses to-date and the ultimate loss selections for each accident year. Expected development on reported credit disability claims are calculated using continuance tables, which provide the probability that a claim, at a given age, will have additional payments. These tables are calculated using actual historic company experience. Expected development is combined with paid losses for use in actuarial techniques using reported losses.

Actuarial techniques for unpaid claims and claim adjustment expenses primarily include paid and reported development techniques, their corresponding Bornhuetter-Ferguson methods (a combination of the expected loss ratio and paid development or reported development method), and prior ultimate loss selections. Expected loss ratio inputs for an accident year are generally based on the most recent quarterly financial forecast, which considers historic loss experience and current trends. Reserves for adjusting expenses are set as a percentage of the unpaid loss estimate, based on internal studies.

Within any one line of business, the methods that are given more influence vary based primarily on the maturity of the accident year, the mix of business and the particular internal and external influences impacting the claims experience or the methods.

Gross reserves for unpaid claims and claim adjustment expenses of $235,866 and $251,724, principally those resulting from a disability, are discounted at rates between 0.63% and 0.99% as of December 31, 2020 and 2019. The aggregate discount deducted from gross reserves was $5,171 and $5,378 as of December 31, 2020 and 2019, respectively. Interest accretion, a result of unwinding the prior year discount, of $2,723, $2,444 and $1,726 was recorded in disability and accident and health benefits within the consolidated statutory basis statements of operations for the years ended December 31, 2020, 2019 and 2018, respectively.

Policy Reserves

Credit life and disability reserves: Credit disability policy reserves are computed primarily using the mean rule and rule of anticipation methods, which reflect statutory requirements and industry standards. Credit life policy reserves are calculated as the higher of a mortality reserve or an unearned premium reserve using the rule of anticipation method, compared on an aggregate basis. Prior to 2020, the mortality reserve was based on the Company’s own experience. Beginning in 2020, the mortality reserve is based on the 2001 CSO Male Composite Ultimate Mortality Table.

Group long-term disability reserves: Group long-term disability reserves are calculated using the 1987 Commissioners Group Disability Table at a 3.0% to 6.0% interest rate, which varies by issue date. For 2008 and prior accident years, the whole life interest index is used. For accident years 2009 and subsequent years, the single premium immediate annuity interest index, less 100 basis points, is used.

Universal life and variable universal life reserves: The reserve is equal to the account balance and unearned revenue.

Pension risk transfer reserves: Pension risk transfer reserves are computed using the Commissioners’ Reserve Valuation Method (“CRVM”), which reflects statutory requirements. Valuation interest rates are determined by taking the minimum of the Valuation Manual (“VM”) 22 valuation rate and the New York Principles Based Reserve (“PBR”) valuation rate. Interest rates that are used in determining the present value of future payments range from 0.8% to 4.3% in 2020 and 2.3% to 4.3% in 2019 and 2.3% to 4.0% in 2018.

18

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Life insurance reserves: Traditional life insurance reserves are computed on either the net level reserve basis or the CRVM basis dependent on product type and issue date. Depending upon the issue year, either the American Experience table, the American Men table, the 1941, 1958, 1980, 2001, or 2017 Commissioners Standard Ordinary mortality table is used. Interest assumptions range primarily from 2.0% to 6.0% in 2020, 2.0% to 6.0% in 2019 and 2.0% to 6.0% in 2018.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

The Company had $1,348,177, $1,516,602, and $1,764,170 at December 31, 2020, 2019, and 2018, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law set by Iowa regulations. The Company included additional premium deficiency reserves of $8,909 and $10,051 at December 31, 2020 and 2019, respectively, in policy reserves on the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus for these policies. The Company anticipates net investment income as a factor in the premium deficiency reserve calculation.

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Group pension annuity reserves: Policyholder reserves related to group pension annuity contracts are computed using the CRVM during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 0.0% to 3.0% in 2020, 2019 and 2018. The future minimum guaranteed interest credited rates during the life of the contracts range from 0.0% to 3.0% in 2020, 2019 and 2018. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 0.75% to 7.5% in 2020, 2.25% to 7.5% in 2019 and 3.5% and 7.5% in 2018. Reserves for the group pensions immediate annuities are in excess of the minimum reserve standards as defined in the standard valuation law, NAIC Appendix A-820.

Individual annuity reserves: Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with VM 21 for fixed annuities, equity indexed annuities and variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policyholder reserves related to single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts are computed using CARVM, along with Actuarial Guideline (AG) 33 and 35 and VM 21 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value. Current interest rates credited during the contract accumulation period range from 1.0% to 5.0% in 2020 and 2019, and 1.0% to 5.25% in 2018. The future minimum guaranteed interest credited rates during the life of the contracts range from 0.1% to 4.5% in 2020, and 1.0% to 4.5% in 2019 and 2018. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 0.75% to 7.5% in 2020 and 2.25% to 7.5% in 2019 and 2018.

Long-term care reserves: Long-term care (“LTC”) reserves consist of active life reserves and disabled life reserves. LTC active life reserves are computed on the one-year full preliminary term basis. Disabled life reserves are computed as the present value of expected claim payments. Mortality assumptions depend on the issue year; the Adjusted 1980 Commissioners Standard Ordinary, 1983 Group Annuity Mortality and 1994 Group Annuity Mortality tables are used. Morbidity assumptions are based on historical claims experience and industry and consultant experience studies. Lapse rate assumptions are based on issue year and are the maximum allowed termination rates for LTC policies specified in VM 25. Valuation interest rates are the dynamic whole life interest rate based on the issue year and ranges from 3.5% to 5.0%. For disabled life reserves, the disablement date is considered to be the issue date for the purpose of determining the mortality tables and interest rates.

19

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and funding agreements issued to the Federal Home Loan Bank of Des Moines (“FHLB”).

Provision for Participating Policyholder Dividends

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the board of directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are paid on policies representing 43% and 45% of the individual life direct and assumed policy reserves of $2,209,285 and $2,135,300 as of December 31, 2020 and 2019, respectively.

The Company pays dividends pursuant to a dividend protection mechanism (“DPM”) agreement with the states of New York and Iowa. If the contribution to surplus of the participating policies subject to the DPM exceeds a threshold, the Company is required to pay dividends in excess of the amounts paid using current dividend scales. The Company has determined that additional dividends of $16,200 must be paid by December 31, 2025 in order to comply with the DPM, which was accrued in dividends payable to policyholders in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus.

Revenue Recognition

Credit life and disability coverages are offered on either a single premium or monthly premium basis and revenue is earned in relation to anticipated benefits to policyholders. Term life, whole life, universal life, variable universal life, accidental death and dismemberment and LTC insurance premiums are recognized as premium income when due. Annuity deposits are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Consideration received on deposit-type contracts, which do not contain any life contingencies, are recorded directly to the related reserve liability.

The Company has entered into retrospective rating agreements for certain credit life and credit disability contracts. Premium for contracts subject to these agreements was $348,796 in 2020, $375,060 in 2019, and $384,955 in 2018. Retrospective premiums are accrued in premium individually for each qualifying policy based on premium and claim experience. Accrued retrospective premium receivables are treated as nonadmitted because they have no fixed due date.

Credit Union Reimbursements

The Company reimburses credit unions for certain expenses that arise due to the production of new and renewal business, primarily credit insurance and life and accident and health products sold by direct mail. These expenses are administrative expenses incurred directly by the credit unions. The Company incurred and expensed $229,898, $234,205, and $225,193 for the years ended December 31, 2020, 2019, and 2018, respectively. Credit union reimbursements are recorded in general insurance expenses in the consolidated statutory basis statements of operations.

20

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

The Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted by the U.S. federal government on March 27, 2020. The significant income tax provisions of this legislation and impact on the Company’s consolidated statutory basis financial statements are described in Note 5, Income Tax.

Derivative Financial Instruments

The Company uses derivatives, such as swaps, options, and futures to manage exposure to various currency and market risks. Most derivatives are recorded at estimated fair value with changes in fair value recorded as net unrealized capital (losses) in unassigned surplus. Swaps used to hedge the interest rate and foreign currency exposure of bonds are recorded at amortized cost. When such derivatives are sold or otherwise disposed of, the Company records a net realized capital gain (loss).

The Company may designate certain derivatives as fair value hedges or cash flow hedges. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded in net realized investment gains (losses).

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying consolidated statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

21

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Separate Accounts

The Company issues variable annuities, variable life insurance policies, single premium deferred index annuities, single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. Variable annuity and variable life insurance contract holders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Some policies contain contract provisions wherein the Company guarantees either a minimum return or account value upon death, partial withdrawal or at a specified contract anniversary date. The liabilities for these guarantees are included in policy reserves for life insurance and annuity contracts in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus.

Separate account assets for the variable annuity, variable life, and the variable annuity component of the flexible premium variable and index linked deferred and single premium deferred modified guaranteed index annuity are stated at fair value.

Bonds within the single premium deferred index and flexible premium variable and index linked deferred annuity separate account assets are stated at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. The Company also reports mortgage loans held in the separate account at amortized cost. See Note 2 – Summary of Significant Accounting Policies, Prescribed Statutory Accounting Practice for details on this treatment. Separate account liabilities are accounted for in a manner similar to other policy reserves. In the event that the asset values of certain contract holder’s accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to income. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying consolidated statutory basis statements of operations. Net investment income and net realized and unrealized capital gains and losses of the separate account assets, with the exception of assets related to single premium deferred index annuities and the risk control accounts of the single premium deferred modified guaranteed index annuities and flexible premium variable and index linked deferred annuities, accrue directly to the contract holders and, therefore, are not included in the Company’s consolidated statutory basis statements of operations.

Variable annuity and variable life contract holders are able to invest in investment funds managed for their benefit. Approximately 17% and 20% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2020 and 2019, respectively.

The Company invests the single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity premiums for the benefit of the contract holder. The single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index linked deferred annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term, only the Secure Account will be available as an option to the policyholder.

Foreign Exchange

The Company’s consolidated statutory basis financial statements are impacted by foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies. Revenues and expenses of foreign branch operations are translated into U.S. dollars at a weighted average exchange rate for the period.

22

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Assets and liabilities are translated at the exchange rate existing on the balance sheet date. Changes in asset and liability values due to fluctuations in foreign currency exchange rates are recorded as net unrealized capital (losses) until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized foreign exchange gains and losses are reversed and the foreign exchange gain or loss for the entire holding period is recorded as a realized gain or loss.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Commission and Fee Income

The Company acts as an investment advisor and administrator of employee benefit plans. Revenues for advisory services are largely based upon contractual rates applied to the market value of the customer’s portfolio and are recognized on a pro rata basis. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

Benefit Plans

The Company’s employees participate in qualified defined benefit pension plans sponsored by TruStage Financial Group, Inc. (“TruStage”), the Company’s parent. The Company records an expense for its contribution and the administration of the plan by the parent. This expense is recorded in general insurance expenses on the consolidated statutory basis statements of operations.

The Company recognizes costs for its non-qualified defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost and interest cost. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years’ benefit costs due to plan amendments, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions. To the extent that actuarial gains or losses and prior service costs and credits have not been included in net periodic benefit costs and create a prepaid asset, the asset is nonadmitted.

The Company provides life and contributory medical insurance benefits for some retirees. Retirees become eligible to participate based upon age and years of service. Periodic net benefit expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation and amortization of actuarial gains and losses.

Recently Adopted Accounting Standards

The Company adopted revised statutory principles-based reserve valuation standards on January 1, 2020. For life insurance, the revisions affect new business only and therefore had no impact on existing life policy reserves. The Company’s life product mix does not include certain of the impacted products; for those products which are impacted, the life policy reserves based on the new assumptions are not materially different compared to the prior reserve methods. The amendments were applied to all variable annuity policy reserves in force, but the impact was not material.

23

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2020 are as follows:

	Statement	Gross Unrealized
December 31, 2020	Value	Gains	Losses	Fair Value

U.S. government and agencies	$146,688	$17,066	$(3)	$163,751
All other governments	2,359	243	-	2,602
States, territories and possessions	25,881	7,496	-	33,377
Political subdivisions of states,
territories and possessions	243,922	71,224	-	315,146
Special revenue and special
assessment obligations	23,154	8,486	-	31,640
Industrial and miscellaneous	6,637,677	822,989	(33,560)	7,427,106
Mortgage-backed securities
Residential mortgage	529,917	33,099	(164)	562,852
Commercial mortgage	555,234	29,858	(903)	584,189
Non-mortgage asset-backed securities
Other structured securities	1,065,195	14,141	(4,331)	1,075,005
Other - affiliated	228,476	-	(6)	228,470

Total bonds and notes	$9,458,503	$1,004,602	$(38,967)	$10,424,138

24

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2019 are as follows:

	Statement	Gross Unrealized
December 31, 2019	Value	Gains	Losses	Fair Value

U.S. government and agencies	$213,544	$5,475	$-	$219,019
States, territories and possessions	25,926	5,169	-	31,095
Political subdivisions of states,
territories and possessions	244,653	47,927	-	292,580
Special revenue and special
assessment obligations	23,159	6,020	-	29,179
Industrial and miscellaneous	6,453,237	406,173	(16,133)	6,843,277
Mortgage-backed securities
Residential mortgage	532,435	21,522	(485)	553,472
Commercial mortgage	481,388	10,959	(1,900)	490,447
Non-mortgage asset-backed securities
Other structured securities	806,394	4,960	(4,840)	806,514
Other - affiliated	34,064	21	-	34,085

Total bonds and notes	$8,814,800	$508,226	$(23,358)	$9,299,668

25

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The statement value and fair value of bonds and notes at December 31, 2020, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$285,924	$289,902
Due after one year through five years	1,530,274	1,648,098
Due after five years through ten years	2,654,878	2,940,536
Due after ten years	2,608,605	3,095,086
Mortgage-backed securities
Residential mortgage-backed securities	529,917	562,852
Commercial mortgage-backed securities	555,234	584,189
Non-mortgage asset-backed securities
Other structured securities	1,065,195	1,075,005
Other - affiliated	228,476	228,470

Total bonds and notes	$9,458,503	$10,424,138

Investment in Common Stocks – Affiliated

The Company owns common stock in various subsidiaries and affiliates. The most significant of these investments is a 100% equity interest in CMIC, which is primarily a holding company and has a statutory carrying value of $1,150,064 and $1,132,546 at December 31, 2020 and 2019, respectively. CMIC’s largest investments include 100% of CUMIS Insurance Society, Inc. (“CUMIS”), an Iowa property and casualty insurer, and 100% of CUNA Brokerage Services, Inc. (“CBSI”), a broker-dealer.

The following table shows the value of affiliated common stock investments at December 31, 2020:

	Gross Investment in Affiliate	Statement Value

CUNA Mutual Investment Corporation	$1,150,064	$1,150,064
Total	$1,150,064	$1,150,064

In 2020, the Company made filings with the NAIC for the statement values of affiliates owned as of December 31, 2019 that are admitted assets. In all cases, the NAIC accepted the submitted statement value. The Company is in the process of submitting NAIC filings for the 2020 statement values for the admitted assets shown in the table above.

26

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Significant activity in affiliated common stocks for the years ended December 31, 2020 and 2019 was as follows:

	2020	2019

Capital contributions to subsidiaries - cash	$123,000	$56,050
Dividends paid by subsidiaries - cash	10,334	55,978
Dividends paid by subsidiaries - securities	79,666	39,627

Capital contributions to subsidiaries - securities	8,000	-

Common and Preferred Stocks – Unaffiliated

The cost, gross unrealized gains and losses and fair value of unaffiliated common stocks at December 31 are as follows:

		Gross Unrealized
Common Stocks	Cost	Gains	Losses	Fair Value

December 31, 2020	$102,860	$2,035	$(7,250)	$97,645
December 31, 2019	89,357	1,503	(1,244)	89,616

The statement value, gross unrealized gains and losses and fair value of preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2020	$4,253	$546	$-	$4,799
December 31, 2019	4,391	-	-	4,789

Mortgage Loans

The Company’s mortgage loan portfolio consists mainly of commercial mortgage loans. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2020, the commercial mortgage loan portfolio had an average remaining life of 5.9 years, with all principal due prior to 2051. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 1.6% of the aggregate mortgage loan portfolio balance.

27

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

	2020	2019

Current	$1,981,024	$1,924,182
Total carrying value	$1,981,024	$1,924,182

There were no impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2020 and 2019.

The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

	2020	2019

California	22.9%	20.2%
Wisconsin	6.4	6.3
Texas	5.8	6.7
New York	5.6	*
Florida	5.2	6.1
Illinois	*	5.3

*Less than 5%.

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

	2020	2019

Apartment	33.9%	31.3%
Industrial	26.8	27.6
Retail	22.5	25.7
Office	13.1	11.5
Other	3.7	3.9

Total	100.0%	100.0%

The Company has no commitments as of December 31, 2020 or 2019 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2020 or 2019.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in our commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2020 and 2019, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

28

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

Loan to value and debt service coverage ratios were as follows at December 31, 2020 and 2019:

	2020		2019
		Average		Average
	Principal	Debt Service	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio	Amount	Coverage Ratio

Less than 65%	$1,697,760	2.48	$1,696,147	2.44
65% to 74%	233,926	1.90	199,168	1.67
75% to 100%	49,338	1.49	28,867	1.59

Total	$1,981,024	2.43	$1,924,182	2.38

29

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Real Estate

Real estate investments consisted of the following at December 31:

	2020	2019

Real estate occupied by the Company	$203,599	$204,607
Accumulated depreciation	(137,394)	(141,984)

Net real estate occupied by the Company	$66,205	$62,623

Real estate held for the production of income	$3,711	$3,992
Accumulated depreciation	(2,227)	(2,530)

Net real estate held for the production of income	$1,484	$1,462

Depreciation expense on real estate investments held for the production of income, which is netted against rental income and included in net investment income, totaled $338, $251, and $288 for the years ended December 31, 2020, 2019, and 2018, respectively. Depreciation expense on real estate investments occupied by the Company, which is netted against rental income and included in net investment income, totaled $4,770, $3,540, and $3,357 for the years ended December 31, 2020, 2019, and 2018, respectively. There were no impairments recognized on real estate in 2020, 2019 and 2018.

Derivatives

Consistent with its risk management strategy, the Company utilizes derivatives to help maximize risk-adjusted investment returns; reduce interest rate risks of long term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include foreign currency futures, cross currency swaps, interest rate swaps, equity futures and options.

Derivatives used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. For those derivatives that qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Derivatives used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or losses.

Futures contracts: Futures contracts (“futures”) are a commitment to purchase or deliver securities or currency in the future at a predetermined price or yield and are usually settled net in cash. When a futures contract is entered into, a margin account is established with the broker based on the requirements of the futures exchange.

The Company utilizes short positions in foreign currency futures to manage the foreign currency fair value risk exposure to investments denominated in foreign currencies. Foreign currency futures designated as hedging the foreign currency risk of foreign currency denominated long-term bonds and common stock are classified as foreign currency fair value hedges.

30

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Foreign currency futures that are not designated to specific foreign currency risk are not accounted for using hedge accounting. All changes in the fair value of undesignated foreign currency futures are recorded in unrealized capital gains (losses).

Equity futures: Equity futures contracts derive their value from the price level of an underlying index. The Company utilized short positions in futures contracts tied to certain indices to hedge changes in the equity-related aspects of the Company’s investment in limited partnerships in MCA Funds Holding Company LLC (“MCA Funds Holding”). The futures are valued at fair value and recorded through net unrealized capital (losses) while the futures contracts are open. When the futures contracts are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Cross currency swaps: Cross currency swaps represent the Company’s agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The cross currency swaps are carried at amortized cost. Interest payments paid/received on the cross currency swaps are recorded in net investment income. When the cross currency swaps are closed, gains (losses) are recognized as a component of net realized capital gains (losses). The Company is hedging its exposure to the variability in future cash flows for a maximum of 22 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

Interest rate swaps: The Company uses interest rate swaps to reduce market risks from changes in interest rates. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. The net receipt/payment is recorded as an increase/decrease to net investment income.

Certain interest rate swaps have been designated as fair value hedges, and certain interest rate swaps of forecasted transactions have been designated as cash flow hedges. The swap contracts are carried at amortized cost to match the book adjusted carrying value methodology prescribed for the currently held bonds or forecasted bond purchases that they are hedging. Interest payments paid/received on the interest rate swaps are recorded in net investment income.

If a swap contract is closed prior to the swap end date, the gain or loss adjusts the basis of the hedged item and is recognized in income in a manner that is consistent with the hedged item. For bonds currently held, gains (losses) are recognized as a component of net realized capital gains (losses). For hedges of forecasted transactions, deferred gains or losses are recognized in unrealized gains or losses.

For interest rate swaps that have been designated as cash flow hedges of forecasted transactions, if a forecasted transaction is determined to no longer be probable, hedge accounting will cease immediately. During 2020 and 2019, there were no cash flow hedges discontinued as a result of it no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date. The maximum length of time over which the Company is hedging the exposure to the variability in future cash flows for forecasted transactions is 33 years.

Interest rate swaps that cannot be designated to specific interest rate risk are not accounted for using hedge accounting. These derivatives are accounted for at fair value with the changes in fair value recorded in surplus as an unrealized gain and loss.

31

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Options: The Company issues equity-indexed annuity, single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity contracts that credit interest on a portion of the contract based on certain indices, primarily the Standard & Poor’s 500 Composite Price Index. A portion of the premium from each customer is invested in primarily investment grade bonds. A portion of the premium is used to purchase over-the-counter put and call options to hedge the change in interest credited to the customer as a direct result of the change in the related indices. The options are carried at fair value with changes in fair value recorded in net unrealized capital (losses). When the options are closed, gains (losses) are recognized as a component of net realized capital gains (losses).

Credit risk: The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings and collateral requirements. The futures contracts are traded on a regulated exchange and have low counterparty risk. At December 31, 2020, the Company had exposure, net of collateral, of $12,183 in the event of nonperformance by all counterparties. The largest exposure with any one counterparty was $3,889 at December 31, 2020.

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2020.

	Statement	Statement
	Value	Value	Notional	Fair Value	Fair Value
	Assets	Liabilities	Value	Assets	Liabilities

Cross currency swaps	$519	$8,450	$143,635	$1,639	$6,770
Interest rate swaps			115,000	23,116	3,172
Purchased options contracts	27,311	-	127,459	27,311	-
Written options contracts	-	21,925	-	-	21,925

Total derivatives	$27,830	$30,375	$386,094	$52,066	$31,867

32

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table provides a summary of the statement value, notional amount and fair value of derivatives held at December 31, 2019.

	Statement	Statement
	Value	Value	Notional	Fair Value	Fair Value
	Assets	Liabilities	Value	Assets	Liabilities

Futures contracts	$-	$1,030	$95,214	$-	$1,030
Cross currency swaps	2,021	1,289	110,708	2,763	1,248
Interest rate swaps	-	-	115,000	10,945	432
Purchased options contracts	25,174	-	190,945	25,473	-
Written options contracts	-	17,018	200,937	-	17,018

Total derivatives	$27,195	$19,337	$712,804	$39,181	$19,728

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships for December 31, 2020:

	2020
	Net	Net
	Realized Capital	Unrealized Capital
	Gains (Losses)	(Losses)	Total

Foreign currency risk hedges	$247	$155	$402
Equity risk hedges	(54,947)	54	(54,893)

Total	$(54,700)	$209	$(54,491)

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships for December 31, 2019:

	2019
	Net	Net
	Realized Capital	Unrealized Capital
	Gains (Losses)	Gains (Losses)	Total

Foreign currency risk hedges	$1,293	$(239)	$1,054
Interest and credit risk hedges	(23)	-	(23)
Equity risk hedges	(8,602)	6,168	(2,434)

Total	$(7,332)	$5,929	$(1,403)

33

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table presents non-cash collateral received on margin accounts related to derivative transactions not recorded on the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus for the year ended December 31:

2020

U.S. government and agencies	$69,337
Total margin account non-cash collateral	$69,337

None of the non-cash collateral received on margin accounts related to derivative transactions has been pledged or sold as of December 31, 2020.

Limited Partnerships

The statement values of the Company’s unaffiliated limited partnerships by type were as follows at December 31:

	2020	2019

Mezzanine	$56	$2,730
Private equity	1,126	1,580

Total limited partnerships	$1,182	$4,310

The Company made additional investments in unaffiliated limited partnerships in 2020, 2019, and 2018 of $7, $12, and $39, respectively.

The Company owns certain limited liability company (“LLC”) entities: MCA Fund I Holding LLC (“MCA Holding”), MCA Fund II Holding Company LLC (“MCA Fund II Holding”), MCA Fund III Holding Company LLC (“MCA Fund III Holding”) and MCA Funds Holding. These entities hold investments in unaffiliated limited partnerships.

The financial statements of MCA Holding and MCA Funds Holding were not audited at December 31, 2020 or 2019, and therefore the Company utilized the look-through approach for the valuation of MCA Holding and MCA Funds Holding for 2020 and 2019. The Company limited the value of its investment in MCA Holding and MCA Funds Holding to the value contained in the audited financial statements of the underlying limited partnerships owned by MCA Holding and MCA Funds Holding and its subsidiaries. The carrying value of MCA Holding, which is reflected in other invested assets within the Company’s consolidated statutory basis statements of admitted assets, liabilities and capital and surplus, was $80,815 and $107,036 at December 31, 2020 and 2019, respectively. All liabilities, commitments and contingencies of MCA Holding are reflected in the Company’s carrying value of MCA Holding. The carrying value of MCA Funds Holding, which is reflected in other invested assets within the Company’s consolidated statutory basis statements of admitted assets, liabilities and capital and surplus, was $597,871 and $991,975 at December 31, 2020 and 2019, respectively. All liabilities, commitments and contingencies of MCA Funds Holding are reflected in the Company’s carrying value of MCA Funds Holding. The financial statements of MCA Fund II Holding and MCA Fund III Holding are audited, and the Company did not utilize the look-through approach for the valuation of MCA Fund II Holding and MCA Fund III Holding.

34

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company made additional investments in its affiliated limited partnerships through the holding companies that the Company owns directly. The additional investments made during the years ended December 31, 2020 and 2019 are as follows:

	2020	2019

MCA Fund I LP	$1,098	$2,895
MCA Fund II LP	7,442	11,457
MCA Fund III LP	59,744	103,973
MCA Fund IV LP	179,777	219,597
MCA Fund V LP	33,644	-

Total additional investments in affiliated limited partnerships	$281,705	$337,922

The Company’s investments in affiliated limited partnerships at December 31 are shown in the table below:

	2020	2019

MCA Holding	$80,815	$107,036
MCA Fund II Holding	166,688	186,350
MCA Fund III Holding	240,473	-
MCA Funds Holding	597,871	991,975

Total investments in affiliated limited partnerships	$1,085,847	$1,285,361

The carrying value of the limited partnerships reflected in the Company’s investment in the following affiliated limited partnerships is shown in the table below:

	2020	2019

MCA Holding	$80,364	$105,300
MCA Fund II Holding	195,730	242,879
MCA Fund III Holding	601,817	-
MCA Funds Holding	563,609	989,035

Total carrying value of affiliated limited partnerships	$1,441,520	$1,337,214

35

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company’s maximum exposure to loss associated with affiliated limited partnerships is shown in the table below:

	2020	2019

MCA Holding	$98,369	$136,767
MCA Fund II Holding	223,513	248,253
MCA Fund III Holding	409,810	-
MCA Funds Holding	1,463,787	1,823,070

Total maximum exposure to loss of affiliated limited partnerships	$2,195,479	$2,208,090

The Company calculates the maximum exposure to loss as the amount invested in the debt or equity of the entity plus other commitments and guarantees to the entity. As described in Note 13, the Company makes commitments to unaffiliated limited partnerships and affiliated limited liability corporations in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to these investees during the years ended December 31, 2020 and 2019.

MCA Fund I LP, MCA Fund II LP and MCA Fund III LP terminate on January 1, 2034, unless extended. MCA Fund IV LP and MCA Fund V LP terminate on January 1, 2037, unless extended.

Low Income Housing Tax Credit Investments

The number of remaining years of unexpired tax credits related to LIHTC range from 9 to 11 years as of December 31, 2020. The Company expects to hold these investments until 2029 to 2031. The amount of tax credits and other tax benefits recognized during the years ended December 31, 2020, 2019 and 2018 was $20,393, $16,865 and $5,927, respectively; the amount was recognized as a component of income tax expense in the consolidated statutory basis statements of operations for the years ended December 31, 2020, 2019 and 2018. The amount of cost amortized under the proportional amortization method during the years ended December 31, 2020, 2019 and 2018 was $15,861, $11,841, and $4,749, respectively; the amounts were recognized as a component of net investment income in the consolidated statutory basis statements of operations for the years ended December 31, 2020, 2019 and 2018.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2020	2019

Bonds:
Industrial and miscellaneous	$2,023	$21,933
Money market mutual funds	171,968	47,091
Cash	19,580	22,772

Total cash, cash equivalents and short-term investments	$193,571	$91,796

36

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2020	2019	2018

Bonds and notes	$340,734	$351,985	$354,515
Preferred stocks - unaffiliated	153	206	204
Common stocks - unaffiliated	6,894	4,134	2,560
Common stocks - affiliated	90,000	95,605	97,000
Mortgage loans	89,469	81,802	80,964
Real estate	19,002	18,267	18,755
Contract loans	7,512	7,290	6,996
Other invested assets	56,472	79,672	672
Cash, cash equivalents and short-term investments	874	2,081	1,739
Derivatives	1,315	1,354	689
Other	2,452	3,778	3,086

Gross investment income	614,877	646,174	567,180
Less investment expenses	46,817	47,013	49,863

Net investment income	$568,060	$599,161	$517,317

Investment expenses include interest, salaries, brokerage fees, securities’ custodial fees, and real estate expenses, including depreciation.

Due and accrued net investment income over 90 days past due is excluded from the consolidated statutory basis statements of admitted assets, liabilities, and capital and surplus as a nonadmitted asset. There was no accrued net investment income excluded at December 31, 2020 or 2019 on this basis.

Total net investment income recognized as a result of prepayment penalties or acceleration fees was $9,530, $16,343 and $9,681 for the years ended December 31, 2020, 2019 and 2018, respectively.

37

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2020	2019	2018

Bonds and notes:
Gross gains from sales	$10,555	$18,273	$3,993
Gross losses from sales	(2,387)	(4,172)	(4,910)
Other	(1,445)	(3,787)	(620)
Other-than-temporary impairment losses	(5,282)	(860)	(2,627)
Preferred stocks - unaffiliated:
Gross gains from sales	79	-	-
Other	-	264	-
Common stocks - unaffiliated:
Gross gains from sales	3,376	19,416	749
Gross losses from sales	-	-	(6)
Common stocks - affiliated:
Gross gains from sales and merger	91	2,420	3,083
Real estate	(235)	(107)	541
Limited partnerships:
Gross gains from distributions	2,155	194	39,889
Other invested assets:
Gross gains from sales	-	1,320	-
Other-than-temporary impairment loss - note receivable	-	-	(5,000)
Derivative financial instruments	(54,700)	(7,332)	6,271
Other	(64)	12	25
	.
Net realized capital gains (losses) before taxes and transfer to
interest maintenance reserve	(47,857)	25,641	41,388

Tax on net realized capital gains (losses)	(32,699)	(22,613)	(38,593)
Transfer to interest maintenance reserve	(7,106)	(10,750)	1,019

Net realized capital gains (losses)	$(87,662)	$(7,722)	$3,814

Proceeds from the sale of bonds and notes were $315,780, $624,965 and $426,507 in 2020, 2019 and 2018, respectively. Proceeds from the sale of stocks were $116,322, $118,904 and $60,427 in 2020, 2019 and 2018, respectively.

On January 30, 2014, CMFG Life sold its 50% ownership interest in CMG Mortgage Insurance Company (“CMG MI”) and CMG Mortgage Assurance Company (“CMGA”), affiliated entities that offered residential mortgage guaranty insurance and insurance policies on second mortgages for loans originated by credit unions. As a result of the sale, the Company established a $40,412 asset for contingent future payments in other assets based on an estimated discounted cash flow analysis. The asset for contingent future payments was based on the performance of inforce policies, which were under CMG MI at the time of sale, over the six-year post-sale period, as defined in the purchase agreement. The asset was nonadmitted and was reduced as cash payments were received over the earnout period. The Company collected $3,365 in 2020, which was the remainder of the asset related to the sale.

38

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for other-than-temporary impairment (“OTTI”) on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

●	The existence of any plans to sell the investment security.

●	The extent to which fair value is less than statement value.

●	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

●	The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.

●	For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

●	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

●	The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered above its cost basis.

For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital gain (loss).

For those equity securities with a decline in the fair value deemed to be other-than-temporary, a net realized capital (loss) is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

39

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2020. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The Company did not recognize any OTTI on loan-backed and structured securities during 2020, 2019 and 2018 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

The following table identifies the Company’s OTTI by type of investment for the years ended December 31:

	2020	2019	2018

Bank loans	$-	$(824)	$-
Mortgage-backed securities	(100)	-	(343)
Industrial and miscellaneous	(5,182)	(36)	(2,284)
Total bonds and notes	(5,282)	(860)	(2,627)

Other invested assets - note receivable	-	-	(5,000)

Total other than temporary
impairment losses	$(5,282)	$(860)	$(7,627)

The following table lists each loan-backed security held as of December 31, 2020 for which a credit related OTTI loss was recognized during 2020.

CUSIP	Book Adjusted Carrying Value Before Current Period Other-Than- Temporary Impairments	Recognized Other- Than-Temporary Impairments	Amortized Cost After Other-Than- Temporary Impairments	Fair Value
77879RAB2	$5,640	$(728)	$4,912	$5,942
Total	$5,640	$(728)	$4,912	$5,942

40

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Net Unrealized Capital Gains (Losses)

The components of the change in net unrealized capital gains (losses) included in unassigned surplus for the years ended December 31 are shown in the table below.

	2020	2019	2018
Bonds and notes	$-	$-	$2
Preferred stocks - unaffiliated	-	214	(214)
Common stocks - unaffiliated	(5,475)	(5,426)	271
Common stocks - affiliated	9,519	(10,108)	(64,732)
Limited partnerships	(156,466)	(22,716)	87,795
Derivatives	209	5,929	(8,495)
Deferred income taxes	8,341	4,426	(16,667)
Change in unrealized capital (losses), net of tax	$(143,872)	$(27,681)	$(2,040)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2020 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2020
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

U.S. government
and agencies	$6,270	$(3)	$-	$-	$6,270	$(3)
Industrial and miscellaneous	182,424	(29,706)	45,324	(3,854)	227,748	(33,560)
Mortgage-backed
Residential mortgage-backed	61,125	(164)	-	-	61,125	(164)
Commercial mortgage-backed	52,361	(524)	15,123	(379)	67,484	(903)
Non-mortgage asset-backed
Other structured securities	199,580	(1,383)	338,007	(2,948)	537,587	(4,331)
Other - affiliated	8,568	(6)	-	-	8,568	(6)

Total bonds and notes	510,328	(31,786)	398,454	(7,181)	908,782	(38,967)

Common stock	31,944	(7,168)	2,163	(82)	34,107	(7,250)

Total temporarily
impaired securities	$542,272	$(38,954)	$400,617	$(7,263)	$942,889	$(46,217)

At December 31, 2020, the Company owned 192 bonds and notes with a fair value of $908,782 in an unrealized investment loss position. There were 79 of the 192 bonds and notes with a fair value of $398,454 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 1.8% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2020 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $858,300 or 94.4% of the total fair value of all bonds and notes with unrealized losses at December 31, 2020. Total unrealized losses on investment grade bonds and notes were $36,053 at December 31, 2020.

41

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

At December 31, 2020, the Company had 23 stocks with a fair value of $34,107 in an unrealized investment loss position. There were four of the 23 stocks with a fair value of $2,163 in an unrealized loss position for twelve or more months. The severity of unrealized losses for stocks with an unrealized loss position for more than 12 months is 3.6% of cost.

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2019 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2019
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Industrial and miscellaneous	$384,878	$(4,065)	$191,948	$(12,068)	$576,826	$(16,133)
Mortgage-backed
Residential mortgage-backed	107,629	(412)	22,024	(73)	129,653	(485)
Commercial mortgage-backed	188,683	(1,900)	-	-	188,683	(1,900)
Non-mortgage asset-backed
Other structured securities	355,113	(2,112)	203,308	(2,728)	558,421	(4,840)

Total bonds and notes	1,036,303	(8,489)	417,280	(14,869)	1,453,583	(23,358)

Total temporarily
impaired securities	$1,036,303	$(8,489)	$417,280	$(14,869)	$1,453,583	$(23,358)

At December 31, 2019, the Company owned 290 bonds and notes with a fair value of $1,453,583 in an unrealized loss position. There were 89 of the 290 bonds and notes with a fair value of $417,280 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of 12 months or greater is approximately 3.4% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2019 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $1,414,642 or 97.3% of the total fair value of all bonds and notes with unrealized losses at December 31, 2019. Total unrealized losses on investment grade bonds and notes were $22,141 at December 31, 2019.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

42

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Self-Occupancy Rent

Under statutory accounting practices, the Company is required to include in net investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Net investment income includes self-occupancy rental income of $18,038, $17,113 and $17,179 in 2020, 2019 and 2018, respectively.

Assets Designated/Securities on Deposit

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. The Company designates assets for the Insurance Department for the protection of all policyholders and for other regulatory jurisdictions who require cash and securities be deposited for the benefit of policyholders. The Company also has securities pledged to the FHLB (see Note 11) and as other collateral.

The statement value of assets designated, on deposit or pledged by designee as of December 31 are as follows:

	2020	2019

Iowa Insurance Department	$10,124,916	$9,661,170
Other regulatory jurisdictions	5,070	5,088
Federal Home Loan Bank	1,142,942	934,684
Other collateral pledges	10,655	12,883

Total assets designated and assets on deposit	$11,283,583	$10,613,825

The statement value of assets designated, on deposit or pledged as of December 31 are as follows:

	2020	2019

Bonds and notes and short-term investments	$9,192,055	$8,575,507
Mortgage loans	1,981,024	1,924,182
Contract loans	107,766	109,093
Margin account collateral	2,738	5,043

Total assets designated and assets on deposit	$11,283,583	$10,613,825

In addition, assets in the separate account have been pledged as collateral for FHLB funding agreements with a statement value of $355,845 and $192,873 as of December 31, 2020 and 2019, respectively (see Note 11).

43

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Securities Lending

Securities on loan from the Company related to the securities lending program are included within bonds and notes on the consolidated statutory basis statements of admitted assets, liabilities, and capital and surplus. The following table identifies the types of securities on loan as of December 31, 2020 and 2019:

	2020		2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

U.S. government and agencies	$10,568	$11,425	$22,390	$22,496
Domestic corporate securities	268,008	297,578	281,272	299,074
Foreign corporate securities	55,891	62,733	34,586	36,665
Common stocks - unaffiliated	2,498	3,267	-	-

Total securities on loan	$336,965	$375,003	$338,248	$358,235

The following table identifies the types of securities on loan from the CMFG Life separate account as of December 31, 2020 and 2019:

	2020		2019
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

U.S. government and agencies	$2,956	$3,177	$14,733	$14,700
Domestic corporate securities	75,582	83,778	94,260	98,815

Foreign corporate securities	13,160	14,876	7,347	7,753
Total securities on loan	$91,698	$101,831	$116,340	$121,268

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2020:

	Remaining Length of Securities
	Lending Agreements
	Open¹	Total

Cash and cash equivalents	$386,166	$386,166
U.S. government and agencies	1,000	1,000

Total collateral liability	$387,166	$387,166

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

44

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The collateral liability by security type and remaining length of the securities lending agreement were as follows as of December 31, 2019:

	Remaining Length of Securities
	Lending Agreements
	Open¹	Total

Cash and cash equivalents	$364,115	$364,115

U.S. corporate security	6,148	6,148

Total collateral liability	$370,263	$370,263

1The related loaned security could be returned to the Company during the next business day, which would require the Company to immediately return the cash collateral.

At December 31, 2020 and 2019, the total collateral on deposit from counterparties was equal to the Company’s obligation to return collateral on deposit from counterparties. The collateral on deposit is unrestricted.

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2020.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Total
Reverse repurchase agreements	$185,666	$77,500	$123,000	$386,166
Total reinvested cash collateral	$185,666	$77,500	$123,000	$386,166

The amortized cost of the reinvested cash collateral by security type and maturity date of the invested asset was as follows as of December 31, 2019.

	Remaining Time Until Maturity
	30 Days or Less	31 to 60 Days	61 to 90 Days	Total
Reverse repurchase agreements	$101,615	$152,500	$110,000	$364,115
Total reinvested cash collateral	$101,615	$152,500	$110,000	$364,115

During 2020 and 2019, the Company had a maximum of $399,437 and $401,124, respectively, of securities on loan at any one time. During 2020 and 2019, the CMFG Life separate account had a maximum of $125,222 and $125,919, respectively, of securities on loan at any one time.

The Company earns income from the cash collateral or receives a fee from the borrower. Income related to the securities lending program was $708, $728 and $930 for the years ended December 31, 2020, 2019, and 2018, respectively, and is included in net investment income within the consolidated statutory basis statements of operations.

45

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

●	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

●	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

46

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between Level 1 and Level 2, into level 2 from level 3 or into level 3 from level 2 in 2020 and 2019.

Fair Value Measurement

The following table summarizes the Company’s assets that are measured at fair value as of December 31, 2020.

	Level 1	Level 2	Level 3	Total

Common stocks - unaffiliated	$91,929	$-	$5,716	$97,645
Cash equivalents	171,968	-	-	171,968
Securities lending assets	-	387,166	-	387,166
Derivatives
Options	-	27,311	-	27,311
Separate account assets	17,107	3,449,102	-	3,466,209
Total assets	$281,004	$3,863,579	$5,716	$4,150,299

47

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table summarizes the Company’s liabilities that are measured at fair value as of December 31, 2020:

	Level 1	Level 2	Level 3	Total

Derivatives
Options	$-	$21,925	$-	$21,925
Securities lending liabilities		387,166		387,166
Total liabilities	$-	$409,091	$-	$409,091

The following table summarizes the Company’s assets that are measured at fair value as of December 31, 2019.

	Level 1	Level 2	Level 3	Total

Common stocks - unaffiliated	$47,200	$-	$42,416	$89,616
Cash equivalents	43,090	-	-	43,090
Securities lending assets	-	370,263	-	370,263
Derivatives
Options	-	25,173	-	25,173
Separate account assets	6,497	2,788,369	-	2,794,866
Total assets	$96,787	$3,183,805	$45,170	$3,325,762

The following table summarizes the Company’s liabilities that are measured at fair value as of December 31, 2019.

	Level 1	Level 2	Level 3	Total

Derivatives
Options	$-	$17,018	$-	$17,018
Securities lending liabilities	-	370,263	-	370,263
Total liabilities	$-	$387,281	$-	$387,281

Determination of Fair Values

The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices and matrix pricing or similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements

Common stock - unaffiliated: Consists of the FHLB common stock as required as a member of the FHLB. Valuation is based on the published redemption price at which the Company could transact.

48

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Cash equivalents: Consists of money market mutual funds and U.S. Treasury bills; valuation is based on the closing price as of the balance sheet date.

Separate account assets: Consists of money market mutual funds and U.S. Treasury bills; valuation is based on the closing price as of the balance sheet date.

Level 2 Measurements

Securities lending assets and liabilities: Consists of reverse repurchase agreements; valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivatives - options: Valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets.

Separate account assets: Consists of mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and derivative options where valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets.

Level 3 Measurements

Common stocks - unaffiliated: Consists of non-public securities acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted using internal appraisals that rely on unadjusted information obtained from general partners.

Changes in Level 3 Fair Value Measurement

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2020:

		Realized/Unrealized Gain (Loss) Included in:

	Balance January 1, 2020	Net Income¹	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2020

Common stocks - unaffiliated	$45,170	$2,874	$(1,600)	$(40,728)	$5,716
Total assets	$45,170	$2,874	$(1,600)	$(40,728)	$5,716

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

49

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2020:

	Purchases	Sales	Maturities	Net Purchases, (Sales) and (Maturities)
Common stocks - unaffiliated	$-	$(40,728)	$-	$(40,728)
Total assets	$-	$(40,728)	$-	$(40,728)

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2019:

				Realized/Unrealized Gain (Loss) Included in:
	Balance January 1, 2019	Transfers into Level 3	Transfers out of Level 3	Net Income[1]	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2019

Preferred stocks - unaffiliated	$686	$-	$(172)	$264	$214	$(992)	$-
Common stocks - unaffiliated	34,460	5,508	-	18,937	(4,504)	(9,231)	45,170
Total assets	$35,146	$5,508	$(172)	$19,201	$(4,290)	$(10,223)	$45,170

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2019:

	Purchases	Sales	Maturities	Net Purchases, (Sales) and (Maturities)
Preferred stocks - unaffiliated	$-	$(992)	$-	$(992)
Common stocks - unaffiliated	14,915	(24,146)	-	(9,231)
Total assets	$14,915	$(25,138)	$-	$(10,223)

50

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Fair Value Measurement of Financial Instruments

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2020:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$9,458,503	$10,424,138	$-	$9,256,173	$1,167,965
Preferred stocks - unaffiliated	4,253	4,799	-	4,411	387
Common stocks - unaffiliated	97,645	97,645	91,929	-	5,716
Mortgage loans	1,981,024	2,120,616	-	-	2,120,616
Cash equivalents and short-term
investments¹	173,991	173,991	171,968	2,023	-
Other invested assets	73,062	102,462	-	102,462	-
Securities lending assets	387,166	387,166	-	387,166	-
Derivatives	27,830	52,066	-	52,066	-
Margin account assets	2,738	2,738	2,738	-	-
LIHTC	86,363	86,363	-	-	86,363
COLI	97,366	97,366	-	-	97,366
Contract loans	107,766	179,160	-	-	179,160
Separate account assets	8,661,664	9,005,415	17,107	7,641,370	1,346,938
Financial instruments recorded
as liabilities:
Deposit-type contracts	776,997	755,224	-	755,224	-
Margin liabilities	215,856	215,856	215,856	-	-
Securities lending liabilities	387,166	387,166	-	387,166	-
Derivatives	30,375	31,867	-	31,867	-
Notes and interest payable	345,036	345,036	-	345,036	-
Separate account liabilities	8,661,664	9,005,415	17,107	7,641,370	1,346,938
Financial instruments recorded
as surplus:
Surplus notes	77,273	90,436	-	90,436	-

1 Excludes cash of $19,580 that is not subject to fair value accounting.

51

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table summarizes the carrying amounts and fair values of CMFG Life’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2019:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$8,814,800	$9,299,669	$-	$8,536,223	$763,446
Preferred stocks - unaffiliated	4,391	4,790	-	4,264	525
Common stocks - unaffiliated	89,616	89,616	47,200	-	42,416
Mortgage loans	1,924,182	2,006,966	-	-	2,006,966
Cash equivalents and short-term
investments[1]	69,024	69,221	47,091	22,130	-
Other invested assets	73,074	97,089	-	96,994	95
Securities lending assets	370,263	370,263	-	370,263	-
Derivatives	27,195	39,181	-	39,181	-
Margin account assets	5,081	5,081	5,081	-	-
LIHTC	33,626	33,626	-	-	33,626
Contract loans	109,093	179,160	-	-	179,160
Separate account assets	6,951,191	7,081,894	6,497	6,119,966	955,431
Financial instruments recorded
as liabilities:
Deposit-type contracts	759,111	755,224	-	755,224	-
Margin account liabilities	231,980	231,980	231,980	-	-
Securities lending liabilities	370,263	370,263	-	370,263	-
Derivatives	19,337	19,728	1,030	18,698	-
Notes and interest payable	330,133	330,133	-	330,133	-
Separate account liabilities	6,951,191	7,081,894	6,497	6,119,966	955,431
Financial instruments recorded
as surplus:
Surplus notes	85,000	99,462	-	99,462	-

1 Excludes cash of $22,772 that is not subject to fair value accounting.

The carrying amounts for cash, accrued net investment income, and margin deposits approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

Level 1 Measurements

Common stocks - unaffiliated: Consists of the FHLB common stock as required as a member of the FHLB. Valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds and treasury bills, which are classified as cash equivalents. Valuation is based on the closing price as of December 31.

52

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Margin account assets and liabilities: Margin account collateral and liabilities are marked-to-market daily and require cash settlements in the margin account for changes in a derivative contract’s fair value. The carrying amount approximates fair value due to its short term nature.

Separate account assets and liabilities: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk free rates and market comparables.

Cash equivalents and short-term investments: Consists of short-term corporate bonds, which are classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Securities lending assets and liabilities: Consists of reverse repurchase agreements; valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivatives: Consists of derivatives such as options, equity futures, swaps, currency futures and over-the-counter derivatives; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; and bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type contracts: The fair value of the Company’s liabilities under deposit-type insurance contracts, including funding agreements, is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Notes and interest payable and surplus notes: The fair value for notes and interest payable and surplus notes is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

53

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Preferred and common stocks - unaffiliated: Consists of non-public securities acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees' financial results, sales restrictions, or other items.

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Other invested assets: Consists of collateral loans. The fair value of collateral loans is based upon quoted market prices for similar assets with unobservable inputs. Other invested assets accounted for on the equity method, primarily limited partnerships, are excluded from fair value disclosures.

LIHTC: The fair value of LIHTC is based on unadjusted information obtained from general partners of the limited partnership investment.

COLI: The fair value of COLI approximates its cash surrender value.

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Separate account assets and liabilities: Separate account assets are investments held for single premium deferred index, single premium deferred modified guaranteed index and flexible premium variable and index linked deferred annuities. Valuations of bonds and notes are based on internal models, which include unobservable inputs for similar assets in markets that may not be active. The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: CUMIS, CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc. (“CUMIS VT”), CMIC, CUNA Mutual Insurance Agency, Inc. (“CMIA”), CUMIS Mortgage Reinsurance Company, CUNA Brokerage Services, Inc. (“CBSI”), International Commons, Inc., MEMBERS Capital Advisors, Inc. (“MCA”), CPI Qualified Plan Consultants, Inc. (“CPI”), TruStage, CUNA Mutual Global Holdings, Inc., CuneXus Solutions, Inc., and ForeverCar Holdings, Inc.

The Company has entered into a tax sharing agreement with CMHC and its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

54

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Current income tax expense (benefit) consists of the following for the years ended December 31:

	2020	2019	2018

Federal income tax expense (benefit) on operations	$(98,768)	$(18,017)	$27,523
Federal income tax expense on
net realized capital gains (losses)	34,192	24,870	38,379

Federal income tax expense (benefit)	$(64,576)	$6,853	$65,902

The 2020 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2020	2019	Change

Adjusted gross deferred tax assets	$295,566	$264,069	$31,497
Total deferred tax liabilities	(183,603)	(155,269)	(28,334)

Net deferred tax asset (excluding nonadmitted)	$111,963	$108,800	3,163

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(11,265)

Change in net deferred income tax			$(8,102)

55

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The 2019 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2019	2018	Change

Adjusted gross deferred tax assets	$264,069	$256,087	$7,982
Total deferred tax liabilities	(155,269)	(138,246)	(17,023)

Net deferred tax asset (excluding nonadmitted)	$108,800	$117,841	$(9,041)

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(5,890)

Change in net deferred income tax			$(14,931)

The 2018 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2018	2017	Change

Adjusted gross deferred tax assets	$256,087	$230,459	$25,628
Total deferred tax liabilities	(138,246)	(150,468)	12,222

Net deferred tax asset (excluding nonadmitted)	$117,841	$79,991	$37,850

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			19,025

Change in net deferred income tax			$56,875

56

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2020	2019	2018

Tax expense computed at federal corporate rate	$21,851	$46,434	$40,584
Dividends received deductions	(19,358)	(20,917)	(21,149)
Meals and entertainment	564	917	968
Foreign tax credit	(149)	(382)	(128)
Income tax expense (benefit) related to prior years	646	6,063	(4,030)
Nonadmitted assets	1,099	4,629	235
Interest maintenance reserve amortization	(833)	(688)	(2,189)
Nondeductible penalties	(38)	(36)	(630)
Low income housing tax credits and benefits (net of amortization of cost)	(17,062)	(14,313)	(4,929)
COLI	581	-	-
Income tax benefit of net operating loss carryback	(45,106)	-	-
Statutory change in reserve valuation basis	462	-	-
Other	869	77	295

Total statutory income taxes	$(56,474)	$21,784	$9,027

Federal income tax expense (benefit)	$(64,576)	$6,853	$65,902
Change in net deferred income tax	8,102	14,931	(56,875)

Total statutory income taxes	$(56,474)	$21,784	$9,027

57

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2020			December 31, 2019			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$295,566	$-	$295,566	$263,364	$705	$264,069	$32,202	$(705)	$31,497
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-
Adjusted gross deferred tax assets	295,566	-	$295,566	263,364	705	264,069	32,202	(705)	31,497
Deferred tax assets nonadmitted	(10,116)	-	(10,116)	-	-	-	(10,116)	-	(10,116)
Admitted deferred tax assets	285,450	-	285,450	263,364	705	264,069	22,086	(705)	21,381
Deferred tax liabilities	(136,463)	(47,140)	(183,603)	(104,216)	(51,054)	(155,270)	(32,247)	3,914	(28,333)
Net admitted deferred tax assets	$148,987	$(47,140)	$101,847	$159,148	$(50,349)	$108,799	$(10,161)	$3,209	$(6,952)

The nonadmitted deferred tax asset increased $10,116 in 2020 and decreased $7,656 in 2019. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

58

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2020	2019	Change

Ordinary deferred tax assets:
Life and accident and health reserves	$136,806	$121,738	$15,068
Investments	3,260	2,491	769
Deferred acquisition costs	55,632	48,454	7,178
Unearned revenue	5,079	5,563	(484)
Receivables - nonadmitted	-	384	(384)
Employee benefits	70,056	65,689	4,367
Policyholder dividends	10,378	8,147	2,231
Fixed assets	1,550	-	1,550
Other	12,805	10,897	1,908
Subtotal ordinary deferred tax assets	295,566	263,363	32,203
Nonadmitted ordinary deferred tax assets	(10,116)	-	(10,116)
Admitted ordinary deferred tax assets	285,450	263,363	22,087

Capital deferred tax assets:
Receivable for future contingent payments	-	705	(705)
Admitted capital deferred tax asset	-	705	(705)

Admitted deferred tax assets	285,450	264,068	21,382
Ordinary deferred tax liabilities:
Deferred and uncollected premiums	(48,833)	(45,250)	(3,583)
2017 tax reform reserve method change	(23,745)	(26,836)	3,091
Unrealized gains	-	(23,101)	23,101
Tax accounting method changes	(56,212)	-	(56,212)
Other	(7,673)	(9,029)	1,356
Total ordinary deferred tax liabilities	(136,463)	(104,216)	(32,247)

Capital deferred tax liabilities:
Investments	(30,925)	(26,453)	(4,472)
Unrealized gains	(16,215)	(24,600)	8,385
Subtotal capital deferred tax liabilities	(47,140)	(51,053)	3,913
Total deferred tax liabilities	(183,603)	(155,269)	(28,334)

Net admitted deferred tax asset	$101,847	$108,799	$(6,952)

59

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2020			December 31, 2019			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$-	$-	$-	$-	$705	$705	$-	$(705)	$(705)
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	101,848	-	101,848	108,104	-	108,104	(6,256)	-	(6,256)
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	101,848	-	101,848	108,105	-	108,105	(6,257)	-	(6,257)
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	-	-	316,007	-	-	318,005	-	-	(1,998)
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	183,602	-	183,602	155,259	-	155,259	28,343	-	28,343
Admitted deferred tax asset	$285,450	$-	$285,450	$263,363	$705	$264,068	$22,087	$(705)	$21,382

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2020	2019

Ratio percentage used to determine recovery period and
threshold limitation amount (risk-based capital (“RBC”) reporting entity)	965%	951%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$2,106,715	$2,120,036

60

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Certain tax planning strategies were used in the calculation of the amount of admitted deferred tax assets (“DTAs”) as of December 31, 2020. The impact of tax planning strategies is shown in the following table:

	December 31, 2020
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$295,566	$-
Percentage of adjusted gross DTAs by tax character attributable to
the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	285,450	-
Percentage of net admitted adjusted gross DTAs by tax character
admitted because of the impact of tax planning strategies	18.5%	0.0%

The impact of tax planning strategies as of December 31, 2019 is shown in the following table:

	December 31, 2019
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$263,364	$705
Percentage of adjusted gross DTAs by tax character attributable to
the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	263,364	705
Percentage of net admitted adjusted gross DTAs by tax character
admitted because of the impact of tax planning strategies	18.3%	0.0%

The Company’s tax planning strategies did not include the use of reinsurance.

CARES Act

The CARES Act includes several significant income tax provisions including providing for a five-year carryback of certain net operating losses, suspending the limitation on net operating losses which can be used to offset income, and increasing the limitation on interest deductions. As a result of the five-year carryback provision, the Company recorded an additional income tax benefit of $45,106 for the year ended December 31, 2020.

Other Tax Items

As of December 31, 2020, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2020, 2019, and 2018 of $0, $31,105, and $14,923, respectively, are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

61

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

A reconciliation of the beginning and ending amount of tax contingences is as follows:

	2020	2019

Balance at January 1	$8,293	$8,131
Additions based on tax positions related to the current year	58	138
Additions for prior years' tax position	-	24
Reductions for prior years' tax position	(80)	-
Reductions for settlements	(451)	-
Reductions for expiration of statutes	(1,074)	-

Balance at December 31	$6,746	$8,293

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2020 are revalued. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the consolidated statutory basis statements of operations. During the years ended December 31, 2020, 2019 and 2018, the Company recognized a decrease of $611 and increases of $1,578 and $637, respectively, in interest and penalties. The Company had accrued $5,091 and $5,702 for the payment of interest and penalties at December 31, 2020 and 2019, respectively.

The Company is included in a consolidated U.S. federal income tax return filed by CMHC. The Company also files income tax returns in various states and foreign jurisdictions. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examination by tax authorities for the years ended before 2014. Income tax liabilities have settled with the U.S. federal taxing authority (“IRS”) for tax year 2015, and the statute of limitations is closed. Amended refund claims filed for tax years 2010 and 2012 are currently under examination as part of the Joint Committee on Taxation approval process.

Note 6: Related Party Transactions

In the normal course of business, the Company has various lending and other transactions with related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly.

62

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Significant amounts due to/from affiliates are shown in the following table:

	2020	2019

Due to the Company:
CUMIS	$18,145	$17,844
CUNA Mutual Management Services, LLC ("CMMS")	9,505	9,467
CBSI	16,313	12,631
CMFG Life Separate Account	7,564	-
CUNA Caribbean Insurance OECS Limited	1,266	-
CMIA	8,107	10,923
CMFG Ventures, LLC	12,364	526
CPI	2,047	500
CUMIS Specialty Insurance Company	3,403	-
CMIC	2,909	-
TruStage Insurance Agency, LLC	-	9,780
Compliance Systems	-	26,733
CUNA Mutual AdvantEdge Analytics, LLC	6,723	5,184
SafetyNet, LLC	-	2,960
All other affiliates	1,303	6,007

Total	$89,649	$102,555

Due from the Company:
CUMIS VT	$41,081	$40,601
CMIC	-	4,281
MCA	14,980	18,200
TruStage Insurance Agency, LLC	5,582	-
Compliance Systems	2,138
SafetyNet, LLC	585	-
CMG Student Lending Services, LLC	-	640
All other affiliates	424	3,696

Total	$64,790	$67,418

CMFG Life allocated expenses of $680,539, $665,632, and $652,060 to its subsidiaries in 2020, 2019, and 2018, respectively.

MCA, which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded MCA investment management fees totaling $19,830, $19,269 and $18,934 in 2020, 2019, and 2018. Subsidiaries of the Company recorded MCA investment management fees of $11,830, $10,709 and $9,171 in 2020, 2019 and 2018, respectively.

63

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Significant capital contributions and dividends to and dividends from affiliates are shown in the following table:

	2020	2019	2018

Dividends paid from CMFG Life to:
TruStage	$38,000	$26,000	$42,000

Total	$38,000	$26,000	$42,000

Capital contributions from CMFG Life to:
CMIC	$8,000	$-	$64,806
MCA Fund I	-	-	31,831
CUNA Mutual AdvantEdge Analytics, LLC	20,000	25,000	50,000
CMMS	103,000	30,000	40,000
CUNA Mutual Global Holdings, Inc	-	1,050	-

Total	$131,000	$56,050	$186,637

Dividends paid to CMFG Life from:
CMIC	$90,000	$77,000	$97,000
CUNA Mutual Global Holdings, Inc	-	18,605	-

Total	$90,000	$95,605	$97,000

Capital contributions to CMFG Life from:
TruStage	$8,000	$-	$-
Total	$8,000	$-	$-

MEMBERS Life paid no dividends in 2020, 2019 or 2018.

Pursuant to intercompany agreements used for cash management, CMFG Life periodically borrows from or lends to affiliates.

The Company utilizes CBSI, which is 100% owned by CMIC, to distribute its registered annuity products and recorded a commission expense for this service of $39,131, $36,662 and $32,513 in 2020, 2019, and 2018, respectively, which is included in insurance taxes, licenses, fees and commissions.

On October 28, 2020, MCA Funds Holding Company LLC (“MCA Funds Holding”) contributed its limited partnership interests in MCA Fund III LP to MCA III Holding LLC (“MCA III Holding”) in exchange for cash of $195,518, a demand note of $211,020 and collateralized note obligations of $202,200 that in turn MCA Funds Holding distributed to CMFG Life for its interest in MCA Funds Holding. The demand note issued by CMFG Life was forgiven and CMFG Life became the parent to MCA III Holding. CMFG Life holds the collateralized note obligations issued of $202,200 with accrued interest of $1,145 at December 31, 2020.

64

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 7: Reinsurance

The Company enters into ceded reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

MEMBERS Life cedes 100% of its business to CMFG Life and receives a ceding commission from CMFG Life equal to 100% of actual expenses incurred for this business. These agreements are eliminated in the consolidated financial statements.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2020, 2019, and 2018.

	2020	2019	2018

Premiums earned:
Direct	$4,781,745	$3,998,164	$3,502,905
Assumed from affiliates	1,743	526	635
Assumed from non-affiliates	-	-	120
Ceded to non-affiliates	(58,838)	(10,148)	(10,461)

Premiums earned, net of reinsurance	$4,724,650	$3,988,542	$3,493,199

Benefits and surrender expenses:
Direct	$2,736,731	$2,462,187	$2,544,620
Assumed from non-affiliates	-	-	30
Ceded to non-affiliates	(10,240)	(10,588)	(8,235)

Benefits and surrender expenses, net of reinsurance	$2,726,491	$2,451,599	$2,536,415

Increase in policy reserves:
Direct	$966,832	$656,753	$302,763
Ceded to non-affiliates	(53,644)	(3,746)	(7,194)

Increase in policy reserves, net of reinsurance	$913,188	$653,007	$295,569

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $254,463 and $200,500 in 2020 and 2019, respectively.

65

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 8: Liability for Claim Reserves

Activity in the liability for life and accident and health claim reserves, including an allowance for the cost of investigating and settling losses, which is included in the liabilities for policy reserves and policy and contract claims, is summarized as follows:

	2020		2019
	Life Insurance	Accident and Health Insurance	Life Insurance	Accident and Health Insurance

Balance as of January 1	$71,428	$357,772	$54,237	$359,531
Less experience refunds liability	16,660	-	18,142	-
Less reinsurance recoverables	413	16,069	227	13,771
Net balance as of January 1	54,355	341,703	35,868	345,760
Incurred, net of reinsurance
recoverable and experience refunds, related to:
Current year	449,463	213,192	369,112	227,784
Prior years	(13,663)	(9,039)	3,452	(2,282)
Total incurred	435,800	204,153	372,564	225,502
Paid, net of reinsurance
recoverable and experience refunds, related to:
Current year	391,853	90,522	317,436	93,341
Prior years	27,608	133,729	36,641	136,218
Total paid	419,461	224,251	354,077	229,559
Net balance at December 31	70,694	321,608	54,355	341,703
Plus experience refunds liability	15,219	-	16,660	-
Plus reinsurance recoverables	415	16,939	413	16,069
Balance at December 31	$86,328	$338,547	$71,428	$357,772

For life products, the decrease in prior years incurred loss is due to last year’s accrual for paid claims being much larger than what was actually paid. The 2019 increase in prior year incurred losses primarily relates to negative development driven from large universal life and variable universal life claims. For accident and health products, the 2020 decrease in prior year incurred losses primarily relates to favorable development on credit disability driven by fewer reported losses than expected. The smaller 2019 decrease in prior year incurred losses comes again from a large decrease in credit disability but this time partially offset by a large increase in group accident and health which had unfavorable reserve development.

66

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 9: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2020, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$223,196	$5,050,170	$-	$5,273,366	64.1%
At book value less surrender
charge of 5% or more	162,845	-	-	162,845	2.0%
At fair value	-	-	801,275	801,275	9.7%

Total with adjustment or
at fair value	386,041	5,050,170	801,275	6,237,486	75.8%
At book value with minimal or
no charge adjustment	1,148,565	59,534	-	1,208,099	14.7%
Not subject to
discretionary withdrawal	779,177	-	4,134	783,311	9.5%

Gross annuity reserves and
deposit liabilities	2,313,783	5,109,704	805,409	8,228,896	100.0%
Reinsurance ceded	49,539	-	-	49,539

Total net annuity reserves
and deposit liabilities	$2,264,244	$5,109,704	$805,409	$8,179,357

67

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$2,639,184	$-	$-	$2,639,184	50.4%
At book value less surrender
charge of 5% or more	-	-	-	-
At fair value	-	-	1,080,605	1,080,605	20.6%

Total with adjustment or
at fair value	2,639,184	-	1,080,605	3,719,789	71.0%
At book value with minimal or
no charge adjustment	36,280	-	-	36,280	0.7%
Not subject to
discretionary withdrawal	1,480,657	-	-	1,480,657	28.3%

Gross annuity reserves and
deposit liabilities	4,156,121	-	1,080,605	5,236,726	100.0%
Reinsurance ceded	-	-	-	-

Total annuity reserves and
deposit liabilities	$4,156,121	$-	$1,080,605	$5,236,726

68

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2020	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender
charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or
at fair value	-	-	-	-	0.0%
At book value with minimal or
no charge adjustment	248,571	-	-	248,571	22.1%
Not subject to
discretionary withdrawal	528,426	-	350,122	878,548	77.9%

Gross annuity reserves and
deposit liabilities	776,997	-	350,122	1,127,119	100.0%
Reinsurance ceded	-	-	-	-

Total net annuity reserves
and deposit liabilities	$776,997	$-	$350,122	$1,127,119

69

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2019, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$215,577	$4,076,412	$-	$4,291,989	58.7%
At book value less surrender
charge of 5% or more	175,579	-	-	175,579	2.4%
At fair value	-	-	870,932	870,932	11.9%

Total with adjustment or
at fair value	391,156	4,076,412	870,932	5,338,500	73.1%
At book value with minimal or
no charge adjustment	1,196,508	-	-	1,196,508	16.4%
Not subject to
discretionary withdrawal	766,963	-	4,454	771,417	10.6%

Gross annuity reserves and
deposit liabilities	2,354,627	4,076,412	875,386	7,306,425	100.0%
Reinsurance ceded	-	-	-	-

Total annuity reserves and
deposit liabilities	$2,354,627	$4,076,412	$875,386	$7,306,425

70

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$2,211,652	$-	$-	$2,211,652	51.0%
At book value less surrender
charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	1,016,846	1,016,846	23.5%

Total with adjustment or
at fair value	2,211,652	-	1,016,846	3,228,498	74.5%
At book value with minimal or
no charge adjustment	90,854	-	-	90,854	2.1%
Not subject to
discretionary withdrawal	1,015,484	-	-	1,015,484	23.4%

Gross annuity reserves and
deposit liabilities	3,317,990	-	1,016,846	4,334,836	100.0%
Reinsurance ceded	-	-	-	-

Total annuity reserves and
deposit liabilities	$3,317,990	$-	$1,016,846	$4,334,836

71

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2019	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$-	$-	$-	$-	0.0%
At book value less surrender
charge of 5% or more	-	-	-	-	0.0%
At fair value	-	-	-	-	0.0%

Total with adjustment or
at fair value	-	-	-	-	0.0%
At book value with minimal or
no charge adjustment	253,856	-	-	253,856	33.4%
Not subject to
discretionary withdrawal	505,255	-	-	505,255	66.6%

Gross annuity reserves and
deposit liabilities	759,111	-	-	759,111	100.0%
Reinsurance ceded	-	-	-	-

Total annuity reserves and
deposit liabilities	$759,111	$-	$-	$759,111

The following table shows policy liabilities associated with the Company’s annuity products:

	2020	2019

Annuities	$6,139,228	$5,385,457
Supplementary contracts with life contingencies	281,137	287,161
Deposit-type contracts	776,997	759,111
Annuity reserves from the separate accounts	6,991,584	5,964,111
Supplementary contracts with life contingencies from the separate accounts	4,134	4,454

Total annuity reserves	$14,193,080	$12,400,294

72

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2020:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve

Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$-	$7,561	$15,816	$-	$-	$-
Universal life	317,787	317,648	320,376	-	-	-
Other permanent cash value life insurance	-	1,882,056	2,207,991	-	-	-
Variable universal life	35,239	35,236	35,334	217,151	217,131	217,128
Miscellaneous reserves	-	1,398	1,398	-	-	-

Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	-	-	263,537	-	-	-
Accidental death benefits	-	-	3,481	-	-	-
Disability - active lives	-	-	2,825	-	-	-
Disability - disabled lives	-	-	16,744	-	-	-
Miscellaneous reserves	-	-	8,900	-	-	-
Gross reserves before reinsurance	353,026	2,243,899	2,876,402	217,151	217,131	217,128
Ceded reinsurance	-	-	26,019	-	-	-
Net reserves	$353,026	$2,243,899	$2,850,383	$217,151	$217,131	$217,128

73

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table shows life reserves by withdrawal characteristics at December 31, 2019:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$-	$7,682	$17,580	$-	$-	$-
Universal life	331,270	331,124	333,872	-	-	-
Other permanent cash value
life insurance	-	1,796,826	2,073,373	-	-	-
Variable universal life	33,586	33,583	33,728	222,746	222,745	222,746
Miscellaneous reserves	-	1,186	1,186	-	-	-
Not subject to discretionary withdrawal or no cash values:
Term policies with cash value	-	-	251,268	-	-	-
Accidental death benefits	-	-	3,352	-	-	-
Disability - active lives	-	-	3,004	-	-	-
Disability - disabled lives	-	-	17,960	-	-	-
Miscellaneous reserves	-	-	10,724	-	-	-
Gross reserves before reinsurance	364,856	2,170,401	2,746,047	222,746	222,745	222,746
Ceded reinsurance	-	-	31,449	-	-	-
Net reserves	$364,856	$2,170,401	$2,714,598	$222,746	$222,745	$222,746

74

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table shows policy liabilities associated with the Company’s life products:

	2020	2019

Life	$2,818,432	$2,678,372
Accidental death benefits	3,481	3,352
Disability - active lives	2,825	3,004
Disability - disabled lives	16,745	17,960
Miscellaneous	8,900	11,910
Life reserves from the separate accounts	217,128	222,746

Total life insurance reserves	$3,067,511	$2,937,344

Note 10: Statutory Financial Data and Dividend Restrictions

RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2020 and 2019, CMFG Life’s and MEMBERS Life’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

CMFG Life and its downstream insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. CMFG Life could pay $250,239 in stockholder dividends in 2021 without the approval of the Insurance Department. MEMBERS Life could pay $4,070 in stockholder dividends in 2021 without the approval of the Insurance Department. CMFG Life has two indirect wholly-owned insurance subsidiaries that could pay an aggregate of $116,928 in stockholder dividends in 2021 without regulatory approval. CMFG Life has two other insurance subsidiaries for which all dividends require regulatory approval.

Note 11: Notes and Interest Payable

The following table provides the details of the Company’s notes and interest payable at December 31:

	2020	2019
Federal Home Loan Bank borrowings	$345,036	$330,133
Total notes and interest payable	$345,036	$330,133

75

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

CMFG Life Insurance Company – Funding Agreements – Federal Home Loan Bank

The Company issues variable interest rate funding agreements to the FHLB in the general account. Variable interest on the variable interest rate agreements is calculated daily at floating rates that range from 0.4% to 2.3% in 2020, 2.1% to 3.2% in 2019 and 1.5% to 3.1% in 2018. The original maturities of the agreements range from four to seven years. Recognized liabilities, included in liability for deposit-type contracts in the consolidated statutory statement of admitted assets, liabilities and capital and surplus, are matched to specific assets so that the liabilities and assets are aligned. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

The Company issues both fixed and variable interest rate funding agreements in the separate accounts. Fixed interest rates on borrowings ranged from 0.6% to 1.0% with original maturities ranging from three to five years in 2020. Variable interest on borrowings was calculated daily at floating rates that ranged from 0.4% to 2.3% in 2020 and 2.1% to 2.9% in 2019. The original maturities of the agreements range from four to seven years. The separate account invests in assets that match the duration and interest rate characteristics of the recognized liability, which is included in the liability for deposit-type contracts in the statutory basis statements of admitted assets, liabilities and capital and surplus. The funding agreements are subject to prepayment penalties equal to the net present value of future interest cash flows lost due to the prepayment, if any, plus any cost of terminating or offsetting any related hedging transactions.

CMFG Life Insurance Company – Borrowings – Federal Home Loan Bank

CMFG Life has borrowing capacity as a result of contractual arrangements with the FHLB as evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that CMFG Life is entitled to borrow from the FHLB if it purchases FHLB restricted stock and provides securities as collateral for such borrowings. The Company must hold FHLB membership stock equal to 0.12% of the Company’s total assets, with an overall limitation of $10,000. The Company must also hold activity stock of 4% of the amount of outstanding advances. Interest on borrowings was calculated daily at floating rates that ranged from 0.28% to 1.85% in 2020, 1.72% to 2.76% in 2019, and 1.49% to 2.63% in 2018. Interest expense was $1,906 and $2,857 for years ended December 31, 2020 and 2019. All borrowings were short-term in nature with maturity dates less than 90 days. Payments were due on the borrowings at various dates through 2020 with options of renewal available.

TruStage –Credit Agreement – Wells Fargo Bank

In November 2019, TruStage, CMFG Life, CUMIS and CMIC entered into a $400,000 five-year unsecured revolving credit agreement with Wells Fargo Bank, National Association and other lenders. The agreement matures in November 2024 and replaces the $250,000 facility entered into in June 2015. The facility has an unused fee assessed at 0.15% on the unused principal at December 31, 2020. Interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 1.125% to 1.625% based on TruStage, Inc.’s debt to capital ratio. TruStage is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS are required to comply with minimum statutory RCB ratios. TruStage, CMFG Life and CUMIS were in compliance with these covenants at December 31, 2020. As of December 31, 2020, there were no outstanding borrowings under the facility and accordingly, the entire $400,000 facility was available for general corporate purposes. As of December 31, 2019, there were no outstanding borrowings under the former facility.

76

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Federal Home Loan Bank Information

The FHLB stock owned, borrowing capacity, collateral pledged, aggregate borrowing and reserves for the line of credit and funding agreements were as follows:

	2020	2019

Membership class B stock - nonredeemable	$10,000	$10,000
Activity stock	45,800	37,200
Total stock	$55,800	$47,200

Estimated borrowing capacity	$1,145,000	$930,000
Collateral pledged as of reporting date:
Carrying value - general account	$1,142,942	$953,119
Carrying value - separate account	355,822	197,131
Fair value - general account	1,231,004	953,119
Fair value - separate account	385,683	197,131
Maximum pledged during the reporting period:
Carrying value - general account	1,194,036	934,684
Carrying value - separate account	359,743	192,873
Fair value - general account	1,311,641	953,119
Fair value - separate account	392,028	197,131

Borrowing at time of maximum collateral - general account	$725,000	$755,000
Borrowing at time of maximum collateral - separate account	350,000	175,000
Maximum borrowing during reporting period - general account	950,000	755,000
Maximum borrowing during reporting period - separate account	350,000	175,000
Borrowing as of reporting date - general account	$345,000	$330,000
Funding agreements issued - general account	450,000	425,000
Total borrowings/funding agreements issued - general account	$795,000	$755,000
Borrowing as of reporting date - separate account	$-	$-
Funding agreements issued - separate account	350,000	175,000
Total borrowings/funding agreements issued - separate account	$350,000	$175,000
Funding agreements issued - general account	$450,000	$425,000
Funding agreements issued - separate account	350,000	175,000
Funding agreements issued - total	$800,000	$600,000
Funding agreement reserves - general account	$450,357	$426,548
Funding agreement reserves - separate account	350,122	175,337
Funding agreement reserves - total	$800,479	$601,885

77

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 12: Surplus Notes

The surplus notes are unsecured obligations of CMFG Life, ranking subordinate to the claims of policyholders and all other creditors. CMFG Life may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to and received approval from the applicable insurance regulatory authority. The first principal payment was made in July 2020. The Company will continue to make principal payments every July until 2030, and scheduled principal payments (in equal annual installments) will be due and payable, subject to the foregoing regulatory approvals. Interest, at 8.5%, on the notes is payable semi-annually. CMFG Life is required to comply with certain financial covenants including maintenance of a minimum statutory RBC ratio and minimum total adjusted statutory capital level. At December 31, 2020, CMFG Life was in compliance with these covenants.

CMFG Life incurred and paid interest of $7,225 in 2020, 2019 and 2018. CMFG Life paid principal of $7,727 in 2020. Additionally, the balance of the notes was $77,273 and $85,000 at December 31, 2020 and 2019, respectively.

Note 13: Commitments and Contingencies

Investment Commitments

The Company has the following investment commitments outstanding at December 31:

	2020	2019

Limited partnerships	$3,910	$4,256
Investment in affiliated limited liability companies	1,109,633	922,729
LIHTC investments	57,403	126,003
Mortgage loans	24,000	14,550
Private placement bonds	23,250	45,446

Total investment commitments	$1,218,196	$1,112,984

Leases

The Company contracts for long term leases for office space, autos and equipment. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

78

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The Company has the following future minimum operating lease payments as of December 31, 2020.

Future Minimum
Operating
Lease Payments

2021	$1,624
2022	1,120
2023	551
2024	239
2025	136
2026	139
Thereafter	449

Total future minimum lease payments	$4,258

Rental expense included in the Company’s operations, excluding rent expense applicable to its own buildings, amounted to $1,695, $3,530, and $5,472 in 2020, 2019 and 2018, respectively.

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2020 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $827 and $1,071 at December 31, 2020 and 2019, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $572 and $778 as of December 31, 2020 and 2019, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

79

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows:

	2020	2019

Creditable guaranty fund assessments paid	$3,560	$4,383
Creditable guaranty fund assessments accrued	778	2,363
Balance as of January 1	4,338	6,746

Decreases:
Premium tax offset applied	740	913
Accrued assessments	206	1,585

Total decreases	946	2,498

Increases:
Creditable guaranty fund assessments paid	364	90

Total increases	364	90

Creditable guaranty fund assessments paid	3,184	3,560
Creditable guaranty fund assessments accrued	572	778
Balance as of December 31	$3,756	$4,338

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated statutory basis financial statements of the Company.

80

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 14: Benefit Plans

Postretirement Benefit Plans

The Company has no ongoing obligation to the qualified pension plans in which its employees participate which are sponsored by its parent but contributes to the annual cost. The Company recorded general expenses for these plans of $0, $10,000, and $61,900 in 2020, 2019 and 2018, respectively.

The Company also maintains non-qualified defined benefit plans for certain employees and directors, as well as postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. Retirement medical subsidies were eliminated January 1, 2016 for future retirees who do not meet certain age, years of service and/or employment status criteria. This was pursuant to the amendments to a collective bargaining agreement with represented employees.

The measurement date for all benefit plans is December 31.

The following tables provide information with respect to the benefit obligations for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2020	2019	2020	2019

Reconciliation of benefit obligations:
Obligations at January 1	$43,494	$42,417	$75,478	$65,277

Service cost	678	845	1,691	1,260
Interest cost	1,637	2,020	2,873	3,063
Actuarial loss (gain)	3,258	845	12,768	8,473
Benefit payments	(2,548)	(2,633)	(2,124)	(2,595)

Total benefit obligations at December 31	$46,519	$43,494	$90,686	$75,478

81

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following tables provide information with respect to the fair value of assets for the years ended December 31:

	Pension Benefits		Other Postretirement Benefits
	2020	2019	2020	2019
Reconciliation of fair value of plan assets:

Fair value of plan assets at January 1	$-	$-	$-	$-
Employer contributions	2,548	2,633	2,124	2,595
Benefit payments	(2,548)	(2,633)	(2,124)	(2,595)
Fair value of plan assets at December 31	$-	$-	$-	$-

The following tables provide information with respect to the funded status of the plans for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2020	2019	2020	2019

Funded status at December 31	$(46,519)	$(43,494)	$(90,686)	$(75,478)
Accrued benefit asset (liability)	$(46,519)	$(43,494)	$(90,686)	$(75,478)

The following table provides information about pension benefits and other postretirement benefits for the plans for the years ended December 31:

	Pension benefits		Other postretirement benefits
	2020	2019	2020	2019
Net prior service costs (benefit)	$70	$41	$(327)	$(512)
Net actuarial (gain) loss	14,655	12,160	12,204	(564)
Balance at end of year	$14,725	$12,201	$11,877	$(1,076)

The estimated net actuarial loss and prior service cost that will be amortized into net periodic benefit cost during 2021 for the non-qualified pension plans are $993 and $77, respectively. The estimated net actuarial gain and prior service cost that will be amortized for the other postretirement benefit plans are $326 and $(185), respectively.

The accumulated benefit obligation (“ABO”) represents the actuarial net present value of estimated future benefit obligations. The ABO for pension plans was $44,637 and $41,298 at December 31, 2020 and 2019, respectively.

82

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

The following table provides information with respect to the components of the net periodic benefit cost.

	Pension Benefits			Other Postretirement Benefits
	2020	2019	2018	2020	2019	2018

Service cost	$678	$845	$740	$1,691	$1,260	$1,345
Interest cost	1,637	2,020	1,599	2,873	3,063	2,885
Amortization of prior service cost	640	7	706	(185)	(39)	3,277
Amortization of net unrecognized
(gain) loss	111	706	125	-	-	-
Net periodic benefit cost	$3,066	$3,578	$3,170	$4,379	$4,284	$7,507

The actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2020	2019	2020	2019
Weighted average assumptions
at December 31 for benefit cost:
Discount rate	3.8%	4.7%	3.9%	4.8%
Rate of compensation increase	4.3%	4.3%	4.3%	4.5%

Weighted average assumptions
at December 31 for obligation:
Discount rate	2.7%	3.9%	2.9%	3.9%
Rate of compensation increase	4.3%	4.3%	4.3%	4.5%

For measurement purposes, a 5.7% annual rate of increase in the per capita cost of covered health care benefits was assumed, decreasing gradually to 3.7% for 2074 and thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (decrease) the accumulated other postretirement benefit obligation as of December 31, 2020 by $1,990 or ($1,803) and the annual net periodic other postretirement benefit cost for the year then ended by $85 or ($78).

83

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Estimated Future Benefit Payments

Expected future benefit payments for the years ended December 31 are as follows:

The Company anticipates remitting $10,000 in 2021 to TruStage for TruStage’s contribution to the pension plans it sponsors for which the Company’s employees participate. Such remittance will be recorded as expense upon payment. For the remaining pension plans and other postretirement benefits, the employer contributions will be equivalent to the estimated 2021 benefits.

		Other
		Postretirement
		Benefits
	Pension	Including
	Benefits	Subsidy

Estimated future benefit payments:
2021	$2,536	$2,356
2022	2,586	3,021
2023	2,638	3,655
2024	2,648	4,012
2025	2,622	4,380
2026-2030	13,376	21,470

Defined Contribution Plans

The Company sponsors thrift and savings plans, which cover substantially all regular full-time employees and agents who meet certain eligibility requirements. Under the plans, the Company may make contributions based on certain criteria. The Company’s contributions for the years ended December 31, 2020, 2019, and 2018 were $19,913, $18,300, and $17,487, respectively.

Note 15: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2020	2019

Total nonadmitted assets deducted from surplus	$154,220	$149,456

Asset valuation reserve	$(576,750)	$(594,483)
Unrealized capital gains (losses)	165,797	-

Electronic data processing equipment and software comprises the largest portion of the nonadmitted assets.

84

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 16: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2020		2019
		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary new business	$78,826	$17,261	$42,982	$17,825
Ordinary renewal	219,498	168,994	193,372	146,989
Credit life	14,065	14,065	14,765	14,765
Group life	57,655	48,545	61,950	51,982
Accident and health	23,822	23,825	25,382	25,382
Nonadmitted receivables	(38)	(38)	(43)	(43)

Totals	$393,828	$272,652	$338,408	$256,900

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

Note 17: Separate Accounts

Separate accounts represent funds that are invested to support the Company’s obligations under variable annuities, single premium deferred index annuities, single premium deferred modified guaranteed index annuities, flexible premium variable and index linked deferred annuities and variable universal life policies. The assets of the separate accounts are carried at fair value, with the exception of certain assets for the single premium deferred index annuity, single premium deferred modified guaranteed index annuity and flexible premium variable and index linked deferred annuity, which are carried at amortized cost, or the lower of amortized cost or fair value, based on the security’s NAIC designation. See Note 2, Summary of Significant Accounting Policies – Prescribed Statutory Accounting Practice for additional information regarding this prescribed practice.

The general account of the Company has a maximum guarantee of separate account variable annuity liabilities of $52,496 and $56,937 as of December 31, 2020 and 2019, respectively. The general account paid $295, $320, and $247 in 2020, 2019, and 2018, respectively, towards variable annuity guarantees. The separate account paid risk charges to the general account related to these guarantees of $3,416, $3,618, and $4,233 in 2020, 2019, and 2018, respectively.

85

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below:

	2020		2019

	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Reserves with assets held:
At fair value	$-	$2,103,142	$-	$2,114,978
At amortized cost	5,109,704	-	4,076,413	-

Total	$5,109,704	$2,103,142	$4,076,413	$2,114,978

Reserves with assets subject to
discretionary withdrawal:
At fair value	$-	$2,099,008	$-	$2,110,524
With fair value adjustment	5,109,704	-	4,076,413	-
Not subject to discretionary withdrawal	-	4,134	-	4,454

Total	$5,109,704	$2,103,142	$4,076,413	$2,114,978

The fair value of separate account assets held at amortized cost was $4,758,089 and $3,526,860 at December 31, 2020 and 2019, respectively. The unrealized gain (loss) on the assets held was $323,211, $131,720 and ($69,862) at December 31, 2020, 2019 and 2018, respectively.

The following table shows the premiums and deposits for contracts recorded in the separate accounts for the years ended December 31:

	2020		2019
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Non-guaranteed premiums, considerations and
deposits received for separate account policies	$1,117,065	$138,930	$937,291	$127,465

Total	$1,117,065	$138,930	$937,291	$127,465

86

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2020		2019
	Indexed with Guarantees	Non-Guaranteed	Indexed with Guarantees	Non-Guaranteed

Transfers to separate accounts	$1,117,065	$138,930	$937,291	$127,465
Transfers from separate accounts	(294,407)	(353,972)	(118,198)	(466,365)
Valuation adjustment	(1)	29	-	(107)

Net transfers to (from) separate accounts	$822,657	$(215,013)	$819,093	$(339,007)

Note 18: Reconciliation to 2019 Annual Statement

Subsequent to filing the Company’s 2019 annual statements with the Insurance Department, the Company reclassified its securities lending activity on the consolidated statutory basis statement of cash flows for presentation purposes.

The reconciliation from the 2019 MEMBERS Life and CMFG Life annual statements to the 2019 consolidated statutory basis financial statements is summarized below:

				As reported in
	As reported	As reported	Total per	Consolidated
	in 2019	in 2019	2019 MEMBERS	Statutory
	MEMBERS	CMFG Life	Life and CMFG	Basis
	Life Annual	Annual	Life Annual	Financial
	Statements	Statements	Statements	Statements	Difference

Statutory basis statements of cash flows
Cost of investments acquired
Miscellaneous applications	$-	$25,488	$25,488	$171,495	$146,007
Net cash used in investing activities	$(4,566)	$(1,083,289)	$(1,087,855)	$(1,233,862)	$(146,007)

Cash from financing
and miscellaneous activities
Other cash provided (used)	$3,730	$32,980	$36,710	$182,717	$146,007
Net cash provided by (used in)
financing and miscellaneous
activities	$3,718	$152,515	$156,233	$302,240	$146,007

87

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Notes to Consolidated Statutory Basis Financial Statements ($ in 000s)

Note 19: Subsequent Events

The Company evaluated subsequent events from December 31, 2020 through March 11, 2021, the date the consolidated statutory basis financial statements were available for issuance.

On March 8, 2021, the Company and a wholly-owned subsidiary of its parent, TruStage, entered into a definitive agreement to acquire certain subsidiaries, real estate, and related assets of Assurant, Inc. (“Assurant”) for approximately $1,300,000, including the purchase of 100% of the outstanding stock of American Memorial Life Insurance Company (“AMLIC”), Union Security Insurance Company (“USIC”), and Assurant Life of Canada, which are providers of prepaid funeral insurance and final expense insurance products in the United States and Canada. The acquisition is expected to close in the second half of 2021, subject to applicable regulatory approvals and other customary closing conditions. CMFG Life will acquire AMLIC and USIC for approximately $1,000,000. The purchase price is to be paid in cash at closing, and the Company anticipates that some portion will be paid by a capital infusion from TruStage. The pending acquisition will be accounted for using the statutory purchase method.

88

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Supplemental Schedules December 31, 2020

Supplemental Schedules

89

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2020 (000s omitted)

		MEMBERS
Admitted Assets	CMFG Life	Life	Eliminations		Consolidated

Cash and invested assets:
Bonds and notes	$9,428,194	$30,309	$-		$9,458,503
Common stocks - affiliated	1,190,764	-	(40,700)	A	1,150,064
Common stocks - unaffiliated	97,645	-	-		97,645
Preferred stocks	4,253	-	-		4,253
Mortgage loans	1,981,024	-	-		1,981,024
Real estate occupied by the Company,
at cost less accumulated depreciation	66,205	-	-		66,205
Real estate held for production of income,
at cost less accumulated depreciation	1,484	-	-		1,484
Contract loans	107,766	-	-		107,766
Derivatives	27,830	-	-		27,830
Other invested assets	1,249,405	-	-		1,249,405
Receivables for securities sold	2,947	-	-		2,947
Securities lending assets	387,166	-	-		387,166
Cash, cash equivalents and short-term investments	167,161	26,410	-		193,571

Total cash and invested assets	14,711,844	56,719	(40,700)		14,727,863
Premiums in the course of collection	272,897	-	(245)	C	272,652
Accrued net investment income	83,609	257	-		83,866
Federal income taxes recoverable	191,684	3,278	-		194,962
Net deferred tax asset	101,592	255	-		101,847
Amounts due from reinsurers	8,729	12,718	(19,869)	C	1,578
Electronic data processing equipment -	-	-	-
at cost, less accumulated depreciation	7,163	-	-		7,163
Receivables from affiliates	108,198	223	(18,772)	B	89,649
Other assets	105,143	11	-		105,154
Separate account assets	8,431,350	230,314	-		8,661,664

Total admitted assets	$24,022,209	$303,775	$(79,586)		$24,246,398

A.       To eliminate CMFG Life’s indirect investment in MEMBERS Life.

B.       To consolidate and eliminate affiliated receivables and payables.

C.       To eliminate intercompany reinsurance agreements.

90

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, continued December 31, 2020 (000s omitted)

		MEMBERS
Liabilities and Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated

Liabilities:
Policy reserves
Life insurance and annuity contracts	$9,278,969	$-	$-		$9,278,969
Accident and health contracts	937,553	-	-		937,553
Liability for deposit-type contracts	776,997	-	-		776,997
Policy and contract claims	153,562	-	(594)	C	152,968
Dividends payable to policyholders	40,415	-	-		40,415
Advance premium and experience refunds	93,622	-	-		93,622
Reinsurance payable	4,563	7,397	(7,937)	C	4,023
Interest maintenance reserve	27,929	-	-		27,929
Liability for employee retirement plans	250,205	-	-		250,205
Amount held for others	30,705	27	(11,583)	C	19,149
Payable to affiliates	65,233	18,329	(18,772)	B	64,790
Commissions, expenses, taxes,
licenses, and fees accrued	192,876	499	-		193,375
Notes and interest payable	345,036	-	-		345,036
Asset valuation reserve	576,750	-	-		576,750
Derivatives	30,375	-	-		30,375
Payable for securities purchased	4,495	-	-		4,495
Margin liabilities	215,856	-	-		215,856
Other liabilities	9,651	15,925	-		25,576
Payable for securities lending	387,166	-	-		387,166
Transfers to separate accounts	(6,125)	(9,416)	-		(15,541)
Separate account liabilities	8,431,350	230,314	-		8,661,664

Total liabilities	21,847,183	263,075	(38,886)		22,071,372

Capital and surplus:
Capital
Common stock	7,500	5,000	(5,000)	A	7,500
Paid-in capital	70,837	31,153	(31,153)	A	70,837
Surplus notes	77,273	-	-		77,273
Unassigned surplus	2,019,416	4,547	(4,547)	A	2,019,416
Total capital and surplus	2,175,026	40,700	(40,700)		2,175,026
Total liabilities and capital and surplus	$24,022,209	$303,775	$(79,586)		$24,246,398

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate intercompany reinsurance agreements.

91

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Operations Year Ended December 31, 2020 (000s omitted)

		MEMBERS
Statement of Operations	CMFG Life	Life	Eliminations		Consolidated
Income
Premiums and other considerations			`
Life and annuity contracts	$4,124,107	$-	$-		$4,124,107
Accident and health contracts	581,429	-	-		581,429
Supplementary contracts	19,114	-	-		19,114
Net investment income	567,043	1,017	-		568,060
Reinsurance commissions	1,627	103,297	(103,297)	C	1,627
Commission and fee income	68,859	-	-		68,859
Other income (loss)	(25,984)	31,596	-		5,612
Total income	5,336,195	135,910	(103,297)		5,368,808
Benefits and expenses					-
Death and annuity benefits	710,976	-	-		710,976
Disability and accident and health benefits	228,389	-	-		228,389
Interest on deposit-type contracts	23,544	-	-		23,544
Other benefits to policyholders and beneficiaries	1,598	-	-		1,598
Surrender benefits	1,725,843	-	-		1,725,843
Payments on supplementary contracts
with life contingencies, interest and adjustments on
policy or deposit-type contract
funds, and group conversions	36,141	-	-		36,141
Increase in policy reserves-life and annuity contracts
and accident and health insurance	913,188	-	-		913,188
General insurance expenses	719,442	45,029	-		764,471
Insurance taxes, licenses, fees, and commissions	207,972	58,279	(103,297)	C	162,954
Net transfers to (from) separate accounts	575,736	31,908	-		607,644
Total benefits and expenses	5,142,829	135,216	(103,297)		5,174,748

92

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Operations, continued Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated
Income before dividends to policyholders,
federal income tax expense (benefit) and	193,366	694	-	194,060
net realized capital gains (losses)
Dividends to policyholders	42,151	-	-	42,151
Income before federal income tax expense (benefit)
and net realized capital gains (losses)	151,215	694	-	151,909
Federal income tax expense (benefit)	(99,024)	256	-	(98,768)
Income before net realized capital gains (losses)	250,239	438	-	250,677
Net realized capital gains (losses), excluding gains
transferred to IMR, net of tax expense	(87,421)	(241)	-	(87,662)
Net income	$162,818	$197	$-	$163,015

C.       To eliminate intercompany reinsurance agreements.

93

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Changes in Capital and Surplus Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated
Capital and surplus at beginning of year	$2,197,648	$39,989	$(39,989)		$2,197,648

Additions (deductions):
Net income	162,818	197	-		163,015
Change in unrealized capital gains, net of tax	(143,161)	-	(711)	A	(143,872)
Change in unrealized foreign exchange
capital gains (losses), net of tax	1,038	-	-		1,038
Change in net deferred income tax	(8,342)	240	-		(8,102)
Change in nonadmitted assets	(4,993)	234	-		(4,759)
Change in asset valuation reserve	17,693	40	-		17,733
Change in employee retirement plans, net of tax	(12,149)	-	-		(12,149)
Dividends to stockholders	(38,000)	-	-		(38,000)
Change in paid in capital	8,000	-	-		8,000
Change in reserve valuation basis	2,201	-	-		2,201
Change in surplus notes	(7,727)	-	-		(7,727)
Net additions (deductions)	(22,622)	711	(711)		(22,622)

Capital and surplus at end of year	$2,175,026	$40,700	$(40,700)		$2,175,026

A.       To eliminate CMFG Life’s indirect investment in MEMBERS Life.

94

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Cash Flows Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated

Cash from operating activities
Premiums and other considerations	$4,670,538	$(7,537)	$-		$4,663,001
Net investment income received	513,296	1,191	-		514,487
Reinsurance commissions	1,121	103,297	(103,297)	C	1,121
Other income	45,100	25,668	-		70,768
Policy and contract benefits and dividends paid	(2,694,713)	187	-		(2,694,526)
Operating expenses paid	(889,308)	(94,087)	103,297	C	(880,098)
Federal income taxes paid	(107,553)	(141)	-		(107,694)
Net transfers (to) from separate accounts	(658,806)	(34,175)	-		(692,981)

Net cash provided by operating activities	879,675	(5,597)	-		874,078

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,212,475	11,864	-		1,224,339
Stocks	116,573	-	-		116,573
Mortgage loans	241,784	-	-		241,784
Other invested assets	172,709	-	-		172,709
Miscellaneous proceeds	14,872	-	-		14,872
Total investment proceeds	1,758,413	11,864	-		1,770,277
Cost of investments acquired
Bonds and notes	1,535,730	7,951	-		1,543,681
Stocks	134,484	-	-		134,484
Mortgage loans	298,626	-	-		298,626
Real estate	14,832	-	-		14,832
Other invested assets	403,492	-	-		403,492
Miscellaneous applications	78,386	-	-		78,386
Total investments acquired	2,465,550	7,951	-		2,473,501
Net increase in contract loans	1,327	-	-		1,327
Net cash used in investing activities	(705,810)	3,913	-		(701,897)

C.       To eliminate intercompany reinsurance agreements.

95

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Cash Flows, continued Year Ended December 31, 2020 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated
Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	$21,041	$-	$-	$21,041
Net deposits on deposit-type contracts	(2,755)	(26)	-	(2,781)
Payment of surplus notes	(7,727)			(7,727)
Dividends to stockholders	(38,000)	-	-	(38,000)
Other cash provided (used)	(42,022)	(917)	-	(42,939)
Net cash provided by (used in) financing
and miscellaneous activities	(69,463)	(943)	-	(70,406)
Net change in cash, cash equivalents and
short-term investments	104,402	(2,627)	-	101,775
Cash, cash equivalents and short-term
investments at the beginning of year	62,759	29,037	-	91,796
Cash, cash equivalents and short-term
investments at the end of year	$167,161	$26,410	$-	$193,571

96

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Admitted Assets, Liabilities and Capital and Surplus, continued December 31, 2019 (000s omitted)

		MEMBERS
Admitted Assets	CMFG Life	Life	Eliminations		Consolidated

Cash and invested assets:
Bonds and notes	$8,780,388	$34,412	$-		$8,814,800
Common stocks - affiliated	1,172,535	-	(39,989)	A	1,132,546
Common stocks - unaffiliated	89,616	-	-		89,616
Preferred stocks	4,391	-	-		4,391
Mortgage loans	1,924,182	-	-		1,924,182
Real estate occupied by the Company,
at cost less accumulated depreciation	62,623	-	-		62,623
Real estate held for production of income,
at cost less accumulated depreciation	1,462	-	-		1,462
Contract loans	109,093	-	-		109,093
Derivatives	27,195	-	-		27,195
Other invested assets	1,401,415	-	-		1,401,415
Receivables for securities sold	2,426	-	-		2,426
Securities lending assets	370,263	-	-		370,263
Cash, cash equivalents and short-term investments	62,759	29,037	-		91,796

Total cash and invested assets	14,008,348	63,449	(39,989)		14,031,808
Premiums in the course of collection	257,163	-	(263)	C	256,900
Accrued net investment income	84,845	358	-		85,203
Federal income taxes recoverable	19,199	3,493	-		22,692
Net deferred tax asset	108,129	670	-		108,799
Amounts due from reinsurers	15,583	6,827	(21,497)	C	913
Electronic data processing equipment -	-	-	-		-
at cost, less accumulated depreciation	8,801	-	-		8,801
Receivables from affiliates	106,153	8	(3,606)	B	102,555
Other assets	13,871	13	-		13,884
Separate account assets	6,781,537	169,654	-		6,951,191

Total admitted assets	$21,403,629	$244,472	(65,355)		$21,582,746

A.       To eliminate CMFG Life’s indirect investment in MEMBERS Life.

B.       To consolidate and eliminate affiliated receivables and payables.

C.       To eliminate intercompany reinsurance agreements.

97

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Admitted Assets, Liabilities and Capital and Surplus, continued December 31, 2019 (000s omitted)

		MEMBERS
Liabilities and Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated

Liabilities:
Policy reserves
Life insurance and annuity contracts	$8,395,842	$-	$-		$8,395,842
Accident and health contracts	909,708	-	-		909,708
Liability for deposit-type contracts	759,111	-	-		759,111
Policy and contract claims	123,433	-	(755)	C	122,678
Dividends payable to policyholders	24,101	-	-		24,101
Advance premium and experience refunds	92,242	-	-		92,242
Reinsurance payable	(1,064)	14,933	(12,927)	C	942
Interest maintenance reserve	26,222	-	-		26,222
Liability for employee retirement plans	223,399	-	-		223,399
Amount held for others	14,073	8	(8,078)	C	6,003
Payable to affiliates	62,398	8,626	(3,606)	B	67,418
Commissions, expenses, taxes,
licenses, and fees accrued	190,655	763	-		191,418
Notes and interest payable	330,133	-	-		330,133
Asset valuation reserve	594,443	40	-		594,483
Derivatives	19,337	-	-		19,337
Payable for securities purchased	2,849	-	-		2,849
Margin liabilities	231,979	-	-		231,979
Other liabilities	6,929	17,608	-		24,537
Payable for securities lending	370,263	-	-		370,263
Transfers to (from) separate accounts	48,391	(7,149)	-		41,242
Separate account liabilities	6,781,537	169,654	-		6,951,191
Total liabilities	19,205,981	204,483	(25,366)		19,385,098
Capital and surplus:
Capital
Common stock	7,500	5,000	(5,000)	A	7,500
Paid-in capital	62,837	31,153	(31,153)	A	62,837
Surplus notes	85,000	-	-		85,000
Unassigned surplus	2,042,311	3,836	(3,836)	A	2,042,311
Total capital and surplus	2,197,648	39,989	(39,989)		2,197,648
Total liabilities and capital and surplus	$21,403,629	$244,472	(65,355)		$21,582,746

A.       To eliminate CMFG Life’s indirect investment in MEMBERS Life.

B.       To consolidate and eliminate affiliated receivables and payables.

C.       To eliminate intercompany reinsurance agreements.

98

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY Consolidating Statutory Basis Statement of Operations Year Ended December 31, 2019 (000s omitted)

		MEMBERS
Statement of Operations	CMFG Life	Life	Eliminations		Consolidated
Income
Premiums and other considerations
Life and annuity contracts	$3,377,637	$-	$-		$3,377,637
Accident and health contracts	584,284	-	-		584,284
Supplementary contracts	26,621	-	-		26,621
Net investment income	597,535	1,626	-		599,161
Reinsurance commissions	1,231	85,813	(85,813)	C	1,231
Commission and fee income	65,775	38	-		65,813
Other income (loss)	(26,823)	39,864	-		13,041
Total income	4,626,260	127,341	(85,813)		4,667,788
Benefits and expenses					-
Death and annuity benefits	570,562	2	-		570,564
Disability and accident and health benefits	230,012	(2)	-		230,010
Interest on deposit-type contracts	24,055	-	-		24,055
Other benefits to policyholders and beneficiaries	2,394	-	-		2,394
Surrender benefits	1,587,332	-	-		1,587,332
Payments on supplementary contracts
with life contingencies, interest and adjustments on
policy or deposit-type contract
funds, and group conversions	37,244	-	-		37,244
Increase in policy reserves-life and annuity contracts
and accident and health insurance	653,007	-	-		653,007
General insurance expenses	725,555	37,669	-		763,224
Insurance taxes, licenses, fees, and commissions	136,742	48,143	(85,813)	C	99,072
Net transfers to (from) separate accounts	439,768	40,318	-		480,086
Total benefits and expenses	4,406,671	126,130	(85,813)		4,446,988

99

 CMFG LIFE INSURANCE COMPANY and SUBSIDIARY

 Consolidating Statutory Basis Statement of Operations, continued

 Year Ended December 31, 2019

 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated
Income before dividends to policyholders,
federal income tax expense (benefit) and	219,589	1,211	-	220,800
net realized capital gains (losses)
Dividends to policyholders	25,329	-	-	25,329
Income before federal income tax expense (benefit)
and net realized capital gains (losses)	194,260	1,211	-	195,471
Federal income tax expense (benefit)	(17,958)	(59)	-	(18,017)
Income before net realized capital gains (losses)	212,218	1,270	-	213,488
Net realized capital gains (losses), excluding gains
transferred to IMR, net of tax expense	(7,702)	(20)	-	(7,722)
Net income	$204,516	$1,250	$-	$205,766

C. To eliminate intercompany reinsurance agreements.

100

 CMFG LIFE INSURANCE COMPANY and SUBSIDIARY

 Consolidating Statutory Basis Statements of Changes in Capital and Surplus

 Year Ended December 31, 2019

 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated
Capital and surplus at the beginning of year	$2,254,820	$39,447	$(39,447)		$2,254,820
Additions (deductions):
Net income	204,516	1,250	-		205,766
Change in unrealized capital (losses), net of tax	(27,138)	-	(543)	A	(27,681)
Change in unrealized foreign exchange
capital gains (losses), net of tax	886	-	-		886
Change in net deferred income tax	(15,140)	209	-		(14,931)
Change in nonadmitted assets	30,748	(897)	-		29,851
Change in asset valuation reserve	(218,453)	(19)	-		(218,472)
Change in employee retirement plans, net of tax	(6,591)	-	-		(6,591)
Dividends to stockholders	(26,000)	-	-		(26,000)
Net additions (deductions)	(57,172)	543	(543)		(57,172)
Capital and surplus at the end of the year	$2,197,648	$39,990	$(39,990)		$2,197,648

A.       To eliminate CMFG Life’s indirect investment in MEMBERS Life.

101

 CMFG LIFE INSURANCE COMPANY and SUBSIDIARY

 Consolidating Statutory Basis Statement of Cash Flows

 Year Ended December 31, 2019

 (000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated
Cash from operating activities
Premiums and other considerations	$3,979,495	$7,522	$-	$3,987,017
Net investment income received	603,789	1,568	-	605,357
Reinsurance commissions	1,231	85,813	(85,813)	1,231
Other income	34,445	36,444	-	70,889
Policy and contract benefits and dividends paid	(2,448,023)	(44)	-	(2,448,067)
Operating expenses paid	(842,386)	(83,030)	85,813	(839,603)
Federal income taxes paid	(26,164)	(568)	-	(26,732)
Net transfers (to) from separate accounts	(375,146)	(42,734)	-	(417,880)
Net cash provided by operating activities	927,241	4,971	-	932,212
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,396,932	428	-	1,397,360
Stocks	119,905	-	-	119,905
Mortgage loans	134,470	-	-	134,470
Other invested assets	338,010	-	-	338,010
Net change in receivables from securities sold	72	-	-	72
Miscellaneous proceeds	68,877	-	-	68,877
Total investment proceeds	2,058,266	428	-	2,058,694
Cost of investments acquired
Bonds and notes	2,239,558	4,994	-	2,244,552
Stocks	180,045	-	-	180,045
Mortgage loans	309,504	-	-	309,504
Real estate	7,734	-	-	7,734
Other invested assets	376,093	-	-	376,093
Miscellaneous applications	171,495	-	-	171,495
Total investments acquired	3,284,429	4,994	-	3,289,423
Net increase in contract loans	3,133	-	-	3,133
Net cash used in investing activities	(1,229,296)	(4,566)	-	(1,233,862)

C. To eliminate intercompany reinsurance agreements.

102

 CMFG LIFE INSURANCE COMPANY and SUBSIDIARY

 Consolidating Statutory Basis Statement of Cash Flows, continued

 Year Ended December 31, 2019

 (000s omitted)

	CMFG Life	MEMBERS Life	Eliminations	Consolidated
Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	$72,719	$-	$-	$72,719
Net deposits on deposit-type contracts	72,816	(12)	-	72,804
Dividends to stockholders	(26,000)	-	-	(26,000)
Other cash provided (used)	178,987	3,730	-	182,717
Net cash provided by (used in) financing
and miscellaneous activities	298,522	3,718	-	302,240
Net change in cash, cash equivalents and
short-term investments	(3,534)	4,126	-	592
Cash, cash equivalents and short-term
investments at the beginning of year	66,292	24,912	-	91,204
Cash, cash equivalents and short-term
investments at the end of year	$62,759	$29,037	$-	$91,796

103

 CMFG LIFE INSURANCE COMPANY

 Schedule of Selected Financial Data

 As of and for the Year Ended December 31, 2020

 (000s omitted)

Net investment income earned:
Government bonds	$8,240
Bonds exempt from U.S. tax	-
Other bonds (unaffiliated)	328,523
Bonds of affiliates	3,018
Preferred stocks (unaffiliated)	153
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	6,894
Common stocks of affiliates	90,000
Mortgage loans	89,469
Real estate	19,002
Premium notes, contract loans and liens	7,512
Cash	385
Cash equivalents	-
Short-term investments	372
Other invested assets	56,472
Derivatives	1,315
Aggregate write-in for net investment income	2,409
Gross net investment income	$613,764

Real estate owned - book value less encumbrances (excluding home office)	$66,205

Mortgage loans - book value:
Farm mortgages	$-
Residential mortgages	-
Commercial mortgages	1,981,024
Total mortgage loans	$1,981,024

Mortgage loans by standing - book value:
Good standing	$1,981,024
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-
Other long-term assets-statement value	1,249,405
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	228,476
Preferred stocks	-
Common stocks	1,190,764

104

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2020
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$644,778
Over 1 year through 5 years	2,941,501
Over 5 years through 10 years	3,327,440
Over 10 years through 20 years	1,009,935
Over 20 years	1,486,946
No maturity	19,617
Total by maturity	$9,430,217

Bonds by class - statement value
Class 1	$5,477,433
Class 2	3,349,763
Class 3	525,149
Class 4	57,246
Class 5	20,626
Class 6	-
Total by class	$9,430,217

Total bonds publicly traded	5,357,645
Total bonds privately placed	4,072,572

Preferred stocks - statement value	4,253
Common stocks - market value	97,645
Short-term investments - book value	2,023
Options, caps & floors - statement value	27,311
Options, caps & floors written and in force - statement value (excluding liabilities)	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value (excluding liabilities)	-
Cash	17,506
Cash equivalents	147,632

105

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2020
(000s omitted)

Life insurance in force:
Industrial
Ordinary	$36,742,541
Credit life	18,516,968
Group life	7,741,122

Amount of accidental death insurance in force under ordinary policies	1,157,580

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	1,445,352
Credit life	13,576
Group life	28

106

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2020
(000s omitted)

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	116,910
Income payable	9,053

Ordinary - involving life contingencies
Income payable	31,120

Group - not involving life contingencies
Amount of deposit	-
Income payable	-

Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	37,535
Deferred - fully paid - account balance	6,391,055
Deferred - not fully paid - account balance	1,158,801

Group
Immediate - amount of income payable	103,908
Fully paid account payable	-
Not fully paid - account balance	3,777,894

Accident and health insurance - premium in force
Ordinary	66,834
Group	289,192
Credit	319,092

Deposit funds and dividends accumulations:
Deposit funds - account balance	$601
Dividend accumulations - account balance	144,248

107

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2020
(000s omitted)

Claim payments 2020
Group accident and health - year ended December 31
2020	45,457
2019	25,757
2018	1,972
2017	1,222
2016	309
Prior	3,704

Other accident and health
2020	3,187
2019	5,575
2018	3,417
2017	2,233
2016	1,122
Prior	2,217

Other coverages that use developmental methods to calculate claims reserves
2020	35,389
2019	36,786
2018	18,739
2017	13,009
2016	7,530
Prior	10,136

108

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data
As of and for the Year Ended December 31, 2020
(000s omitted)

Investment income earned:
Government bonds	$240
Other bonds (unaffiliated)	714
Bonds of affiliates	-
Preferred stocks (unaffiliated)	-
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	-
Common stocks of affiliates	-
Mortgage loans	-
Real estate	-
Premium notes, contract loans and liens	-
Collateral loans	-
Cash	116
Cash equivalents	-
Short-term investments	-
Other invested assets	-
Derivative financial instruments	-
Aggregate write-in for investment income	-
Gross investment income	$1,070

Real estate owned - book value less encumbrances	$-

Mortgage loans - book value:
Farm mortgages	-
Residential mortgages	-
Commercial mortgages	-
Total mortgage loans	$-

Mortgage loans by standing - book value:
Good standing	-
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-

Other long-term assets-statement value	-
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value:
Bonds	-
Preferred stocks	-
Common stocks	-

109

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2020
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$2,865
Over 1 year through 5 years	9,350
Over 5 years through 10 years	9,341
Over 10 years through 20 years	19
Over 20 years	8,734
Total by maturity	$30,309

Bonds by class - statement value
Class 1	$28,315
Class 2	1,994
Class 3	-
Class 4	-
Class 5	-
Class 6	-
Total by class	$30,309

Total bonds publicly traded	$27,315
Total bonds privately placed	2,994

Preferred stocks - statement value	-
Common stocks - market value	-
Short-term investments - book value	-
Options, caps & floors - statement value	-
Options, caps & floors written and in force - statement value	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value	-
Cash	2,074
Cash equivalents	24,336

110

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2020
(000s omitted)

Life insurance in force:
Industrial	$-
Ordinary	-
Credit life	-
Group life	-

Amount of accidental death insurance in force under ordinary policies	2,437

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	3,620
Credit life	-
Group life	300

111

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2020 (000s omitted)

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	-
Income payable	-

Ordinary - involving life contingencies
Income payable	-

Group - not involving life contingencies
Amount of deposit	-
Income payable	-

Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	-
Deferred - fully paid - account balance	-
Deferred - not fully paid - account balance	-

Group
Immediate - amount of income payable	-
Fully paid account payable	-
Not fully paid - account balance	-

Accident and health insurance - premium in force
Ordinary	-
Group	-
Credit	-

Deposit funds and dividends accumulations:
Deposit funds - account balance	-
Dividend accumulations - account balance	-

112

MEMBERS LIFE INSURANCE COMPANY Schedule of Selected Financial Data, continued As of and for the Year Ended December 31, 2020 (000s omitted)

Claim payments 2020
Group accident and health - year ended December 31
2020	-
2019	-
2018	-
2017	-
2016	-
Prior	-

Other accident and health
2020	-
2019	-
2018	-
2017	-
2016	-
Prior	-

Other coverages that use developmental methods to calculate claims reserves
2020	-
2019	-
2018	-
2017	-
2016	-
Prior	-

113

CMFG LIFE INSURANCE COMPANY Summary Investment Schedule December 31, 2020 (000s omitted)

	Gross Investment	Admitted Invested Assets Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds:
U.S. governments	$259,548	259,548	1.8%
All other governments	4,138	4,138	0.0%
U.S. states, territories and possessions, etc. guaranteed	25,881	25,881	0.2%
U.S. political subdivisions of states, territories, and possessions, guaranteed	243,922	243,922	1.7%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	632,429	632,429	4.3%
Industrial and miscellaneous	8,014,183	8,014,183	54.5%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	228,476	228,476	1.6%
SVO identified funds	19,617	19,617	0.1%
Unaffiliated bank loans	-	-	0.0%
Total long-term bonds	9,428,194	9,428,194	64.1%
Preferred Stocks
Industrial and miscellaneous (unaffiliated)	4,253	4,253	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	4,253	4,253	0.0%
Common Stocks
Industrial and miscellaneous
Publicly traded (Unaffiliated)	36,129	36,129	0.2%
Industrial and miscellaneous - Other (unaffiliated)	61,516	61,516	0.4%
Parent, subsidiaries and affiliates - Publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates - Other	1,190,764	1,190,764	8.1%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Total common stocks	1,288,409	1,288,409	8.7%
Mortgage loans	1,981,024	1,981,024	13.5%
Real estate	67,689	67,689	0.5%
Cash, cash equivalents and short-term investments	167,161	167,161	1.1%
Contract loans	107,766	107,766	0.7%
Derivatives	27,830	27,830	0.2%
Other invested assets	1,246,667	1,246,667	8.5%
Receivables for securities	2,947	2,947	0.0%
Securities lending	387,166	387,166	2.6%
Other - margin account deposits	2,738	2,738	0.0%
Total invested assets	14,711,844	14,711,844	100.0%

114

MEMBERS LIFE INSURANCE COMPANY Summary Investment Schedule December 31, 2020 (000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds:
U.S. governments	$8,914	8,914	15.7%
All other governments	-	-	0.0%
U.S. states, territories and possessions, etc. guaranteed	-	-	0.0%
U.S. political subdivisions of states, territories, and possessions, guaranteed	-	-	0.0%
U.S. special revenue and special assessment obligations, etc. non-guaranteed	1,494	1,494	2.6%
Industrial and miscellaneous	19,901	19,901	35.1%
Hybrid securities	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
SVO identified funds	-	-	0.0%
Unaffiliated bank loans	-	-	0.0%
Total long-term bonds	30,309	30,309	53.4%
Preferred Stocks:
Industrial and miscellaneous (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates	-	-	0.0%
Total preferred stocks	-	-	0.0%
Common Stocks:
Industrial and miscellaneous
Publicly traded (unaffiliated)	-	-	0.0%
Industrial and miscellaneous - Other (unaffiliated)	-	-	0.0%
Parent, subsidiaries and affiliates - Publicly traded	-	-	0.0%
Parent, subsidiaries and affiliates - Other	-	-	0.0%
Mutual funds	-	-	0.0%
Unit investment trusts	-	-	0.0%
Total common stocks	-	-	0.0%
Mortgage loans	-	-	0.0%
Real estate	-	-	0.0%
Cash, cash equivalents and short-term investments	26,410	26,410	46.6%
Contract loans	-	-	0.0%
Derivatives	-	-	0.0%
Other invested assets	-	-	0.0%
Receivables for securities	-	-	0.0%
Securities lending	-	-	0.0%
Total invested assets	56,719	56,719	100.0%

115

CMFG LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories December 31, 2020 (000s omitted)

1. Reporting entity’s total admitted assets, excluding separate account assets.			$15,590,859

2. Ten largest exposures to a single issuer/borrower/investment.
1	2	3	4
			Percentage of Total
Issuer	Description of Exposure	Amount	Admitted Assets
2.01 CUNA Mutual Investment Corporation	Equity	$1,190,764	7.638%
2.02 MCA Funds Holding Company LLC	Equity	597,871	3.835%
2.03 MCA Fund III Holding LLC	Bond/Equity	442,376	2.837%
2.04 MCA Fund II Holding LLC	Bond/Equity	193,261	1.240%
2.05 MCA Fund I Holding LLC	Equity	80,815	0.518%
2.06 UBS Commercial Mortgage Trust	Bond	61,870	0.397%
2.07 FREMF Mortgage Trust	Bond	60,600	0.389%
2.08 FHLB Des Moines	Equity	55,800	0.358%
2.09 Venture Cdo Ltd.	Bond	37,441	0.240%
2.10 Citibank Credit Card Iss Trust	Bond	37,427	0.240%

3. Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

Bonds	1	2
3.01 NAIC-1	$5,477,433	35.132%
3.02 NAIC-2	3,349,764	21.485%
3.03 NAIC-3	525,149	3.368%
3.04 NAIC-4	57,247	0.367%
3.05 NAIC-5	20,625	0.132%
3.06 NAIC-6	-	0.000%

Preferred Stocks	3	4
3.07 P/RP-1	$-	0.000%
3.08 P/RP-2	4,000	0.026%
3.09 P/RP-3	-	0.000%
3.10 P/RP-4	-	0.000%
3.11 P/RP-5	253	0.002%
3.12 P/RP-6	-	0.000%

4. Assets held in foreign investments:
4.01 Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?
If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.	Yes ☐ No ☒

4.02 Total admitted assets held in foreign investments	$2,073,943	13.302%
4.03 Foreign-currency-denominated investments	105,883	0.679%
4.04 Insurance liabilities denominated in that same foreign currency	-	0.000%

116

CMFG LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:
	1	2
5.01 Countries rated NAIC-1	$1,977,914	12.686%
5.02 Countries rated NAIC-2	46,877	0.301%
5.03 Countries rated NAIC-3 or below	49,153	0.315%

6. Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:
	1	2
Countries rated NAIC-1:
6.01 Country 1: Cayman Islands	$704,866	4.521%
6.02 Country 2: United Kingdom	317,887	2.039%

Countries rated NAIC-2:
6.03 Country 1: Mexico	$27,083	0.174%
6.04 Country 2: Columbia	8,189	0.053%

Countries rated NAIC-3 or below:
6.05 Country 1: Barbados	$18,610	0.119%
6.06 Country 2: Super-National	15,927	0.102%

7. Aggregate unhedged foreign currency exposure:	1	2
	$3,692	0.024%
8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:
	1	2
8.01 Countries rated NAIC-1	$2,226	0.014%
8.02 Countries rated NAIC-2	-	0.000%
8.03 Countries rated NAIC-3 or below	1,466	0.009%

9. Two largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:
	1	2
Countries rated NAIC-1:
9.01 Country 1: Netherland Antilles	$2,226	0.014%
9.02 Country 2:		0.000%
Countries rated NAIC-2:
9.03 Country 1:	$-	0.000%
9.04 Country 2:	-	0.000%
Countries rated NAIC-3 or below:
9.05 Country 2: Guyana	$1,070	0.007%
9.06 Country 2: Barnados	397	0.003%

117

CMFG LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:

1	2
Issuer	NAIC Rating	3	4
10.01 Venture CDO LTD	1	$37,441	0.240%
10.02 Maranon Loan Funding Ltd.	1	29,500	0.189%
10.03 VOYA CLO LTD	1	26,774	0.172%
10.04 Wind River CLO Limited	1	21,732	0.139%
10.05 HSBC Holdings PLC	1	20,157	0.129%
10.06 Peaks CLO Ltd	1	19,281	0.124%
10.07 Transurban Queensland	2	19,000	0.122%
10.08 Siemens Financieringsmat	1	18,939	0.121%
10.09 Global SC Finance	1	18,610	0.119%
10.10 Shell International	1	18,259	0.117%

11. Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?			Yes ☒ No ☐

If response to 11.01 is yes, detail is not provided for the remainder of Interrogatory 11.

12. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?			Yes ☒ No ☐

If response to 12.01 is yes, responses are not provided for the remainder of Interrogatory 12.

118

CMFG LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

13. Amounts and percentages of admitted assets held in the ten largest equity interests:
13.01 Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?	Yes ☐ No ☒
If response to 13.01 above is yes, responses are not provided for the remainder of Interrogatory 13.

1	2	3
Name of Issuer
13.02 CUNA Mutual Investment Corporation	$1,190,764	7.638%
13.03 MCA Funds Holding Company LLC	597,871	3.835%
13.04 MCA Fund III Holding LLC	240,373	1.542%
13.05 MCA Fund II Holding LLC	166,688	1.069%
13.06 MCA Fund I Holding LLC	80,815	0.518%
13.07 Federal Home Loan Bank Des Moines	55,800	0.358%
13.08 OWL Rock Capital Corp	29,091	0.187%
13.09 Allstate Corporation	4,000	0.026%
13.10 Vanguard Index Trust	3,769	0.024%
13.11 Schwab Fundamental	3,270	0.021%

14. Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?
Yes ☒ No ☐
If response to 14.01 above is yes, responses are not provided for the remainder of Interrogatory 14.

15. Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?
Yes ☒ No ☐
If response to 15.01 above is yes, responses are not provided for the remainder of Interrogatory 15.

119

CMFG LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

16. Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

16.01 Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets? If response to 16.01 above is yes, responses are not provided for the remainder of Interrogatory 16 and Interrogatory 17.						Yes ☐ No ☒

1			2	3
Type (Residential, Commercial, Agricultural)
16.02 Commercial			$30,957	0.199%
16.03 Commercial			30,000	0.192%
16.04 Commercial			30,000	0.192%
16.05 Commercial			26,964	0.173%
16.06 Commercial			25,000	0.160%
16.07 Commercial			23,753	0.152%
16.08 Commercial			22,500	0.144%
16.09 Commercial			18,000	0.115%
16.10 Commercial			17,766	0.114%
16.11 Commercial			17,000	0.109%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:
			Loans
16.12 Construction loans			$-	0.000%
16.13 Mortgage loans over 90 days past due			-	0.000%
16.14 Mortgage loans in the process of foreclosure			-	0.000%
16.15 Mortgage loans foreclosed			-	0.000%
16.16 Restructured mortgage loans			-	0.000%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	1	2	3	4	5	6
17.01 above 95%	$-	0.000%	$-	0.000%	$-	0.000%
17.02 91% to 95%	-	0.000%	-	0.000%	-	0.000%
17.03 81% to 90%	17,110	0.110%	-	0.000%	-	0.000%
17.04 71% to 80%	135,095	0.867%	-	0.000%	-	0.000%
17.05 below 70%	1,828,818	11.730%	-	0.000%	-	0.000%

18. Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01 Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?
						Yes ☒ No ☐
If response to 18.01 above is yes, responses are not provided for the remainder of Interrogatory 18.

120

CMFG LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

19. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans.

19.01 Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s admitted assets?				Yes ☒ No ☐

20. Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

	At Year-End		At End of Each Quarter
			1st Qtr	2nd Qtr	3rd Qtr
	1	2	3	4	5
20.01 Securities lending agreements (do not include assets held as collateral for such transactions)	$432,524	2.774%	$504,025	$422,198	$408,642
20.02 Repurchase agreements	-	0.000%	-	-	-
20.03 Reverse repurchase agreements	387,166	2.483%	396,630	350,008	347,384
20.04 Dollar repurchase agreements	-	0.000%	-	-	-
20.05 Dollar reverse repurchase agreements	-	0.000%	-	-	-

21. Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps and floors:
	Owned		Written
	1	2	3	4
21.01 Hedging	$-	0.000%	$-	0.000%
21.02 Income generation	-	0.000%	-	0.000%
21.03 Other	-	0.000%	-	0.000%

22. Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:
	At Year-End		At End of Each Quarter
			1st Qtr	2nd Qtr	3rd Qtr
	1	2	3	4	5
22.01 Hedging	$4,576	0.029%	$4,328	$4,283	$4,427
22.02 Income generation	-	0.000%	-	-	-
22.03 Replications	-	0.000%	-	-	-
22.04 Other	-	0.000%	-	-	-

23. Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:
	At Year-End		At End of Each Quarter
			1st Qtr	2nd Qtr	3rd Qtr
	1	2	3	4	5
23.01 Hedging	$-	0.000%	$180	$25,219	$8
23.02 Income generation	-	0.000%	-	-	-
23.03 Replications	-	0.000%	-	-	-
23.04 Other	-	0.000%	-	-	-

121

MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories December 31, 2020 (000s omitted)

1. Reporting entity’s total admitted assets, excluding separate account assets.			$73,461
2. Ten largest exposures to a single issuer/borrower/investment.
1	2	3	4
Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets
2.01 Citigroup Commercial Mortgage	Bond	$1,977	2.691%
2.02 Toyota Motor Credit Corp	Bond	1,005	1.368%
2.03 John Deere Capital Corporation	Bond	1,002	1.364%
2.04 Microsoft Corporation	Bond	1,001	1.363%
2.05 National Australia Bank, Ltd.	Bond	1,000	1.361%
2.06 MASS Mutual Global Funding	Bond	998	1.359%
2.07 Blackrock, Inc.	Bond	998	1.359%
2.08 CFIP CLO Ltd.	Bond	998	1.359%
2.09 Automatic Data Processing	Bond	997	1.357%
2.10 Nestle Holdings	Bond	996	1.356%

3. Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.
Bonds	1	2
3.01 NAIC-1	$28,315	38.544%
3.02 NAIC-2	1,994	2.714%
3.03 NAIC-3	-	0.000%
3.04 NAIC-4	-	0.000%
3.05 NAIC-5	-	0.000%
3.06 NAIC-6	-	0.000%
Preferred Stocks	3	4
3.07 P/RP-1	$-	0.000%
3.08 P/RP-2	-	0.000%
3.09 P/RP-3	-	0.000%
3.10 P/RP-4	-	0.000%
3.11 P/RP-5	-	0.000%
3.12 P/RP-6	-	0.000%

4. Assets held in foreign investments:
4.01 Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes ☐ No ☒
If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.

4.02 Total admitted assets held in foreign investments	$3,978	5.415%
4.03 Foreign-currency-denominated investments	-	0.000%
4.04 Insurance liabilities denominated in that same foreign currency	-	0.000%

122

MEMBERS LIFE INSURANCE COMPANY Supplemental Investment Risks Interrogatories, continued December 31, 2020 (000s omitted)

5. Aggregate foreign investment exposure categorized by NAIC sovereign rating:
		1	2
5.01 Countries rated NAIC-1		$3,978	5.415%
5.02 Countries rated NAIC-2		-	0.000%
5.03 Countries rated NAIC-3 or below		-	0.000%

6. Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:
		1	2
Countries rated NAIC-1:
6.01 Country 1: Australia		$1,000	1.361%
6.02 Country 2: Cayman Islands		998	1.359%

Countries rated NAIC-2:
6.03 Country 1:		$-	0.000%
6.04 Country 2:		-	0.000%

Countries rated NAIC-3 or below:
6.05 Country 1:		$-	0.000%
6.06 Country 2:		-	0.000%

Questions 7-9 are not applicable.

10. Ten largest non-sovereign (i.e. non-governmental) foreign issues:
1	2
Issuer	NAIC Rating	3	4
10.01 National Australia Bank, Ltd.	2	$1,000	1.361%
10.02 CFIP CLO Ltd.	1	998	1.359%
10.03 Rabobank Nederlan	2	994	1.353%
10.04 Lind PLC	1	986	1.342%
10.05		-	0.000%
10.06		-	0.000%
10.07		-	0.000%
10.08		-	0.000%
10.09		-	0.000%
10.10		-	0.000%

Questions 11-23 are not applicable.

123

CMFG LIFE INSURANCE COMPANY Reinsurance Contract Interrogatories Year Ended December 31, 2020

1.	CMFG Life has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.

2.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

3.	CMFG Life has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

4.	CMFG Life has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

5.	CMFG Life cedes an 80% quota share of certain fixed annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

124

MEMBERS LIFE INSURANCE COMPANY Reinsurance Contract Interrogatories Year Ended December 31, 2020

1.	MLIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.

2.	MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.

3.	MLIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.

4.	MLIC has not ceded any risk during the period ended December 31, 2020 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.

5.	MLIC cedes 100% of its annuity business to CMFG Life, which is accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.

125